                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 ADAPTEC, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (4)  Date Filed:

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

                                                                PRELIMINARY COPY

                                      LOGO
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 21, 1997

To The Shareholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Adaptec, Inc. (the "Company"), a California corporation, will be held on August 21, 1997 at 9:30 a.m., local time, at the Company's office located at 500 Yosemite Drive, Milpitas, California 95035, for the following purposes:

          1. To elect the following directors to serve for the ensuing year and until their successors are elected: Laurence B. Boucher; Carl J. Conti; John East; Robert J. Loarie; B.J. Moore; W. Ferrell Sanders; F. Grant Saviers; and Phillip E. White.

          2. To approve a change in the state of incorporation of the Company from the State of California to the State of Delaware by means of a merger of the Company with and into a wholly-owned Delaware subsidiary.

          3. To approve the form of indemnification agreement to be entered into between the Company and its directors and officers when the change in the Company's state of incorporation, proposed above, occurs.

          4. To ratify and approve the appointment of Price Waterhouse LLP as the independent public accountants of the Company for the fiscal year ending March 31, 1998.

          5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on June 23, 1997 are entitled to notice of and to vote at the Annual Meeting.

     All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she returned a proxy.

                                          By Order of the Board of Directors

                                          Henry P. Massey, Jr.
                                          Secretary
Milpitas, California
July 18, 1997

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                             YOUR VOTE IS IMPORTANT

   To assure your representation at the Annual Meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope, which requires no postage if mailed in the United States.
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

                                 ADAPTEC, INC.

                            ------------------------

                                PROXY STATEMENT

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of Adaptec, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held August 21, 1997 at 9:30 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's office located at 500 Yosemite Drive, Milpitas, California 95035. The Company's telephone number at that location is (408) 945-8600.

     These proxy solicitation materials were mailed on or about July 18, 1997 to all shareholders entitled to vote at the Annual Meeting.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company, Attention:
Christopher G. O'Meara, Inspector of Elections, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. The mere presence at the Annual Meeting of the shareholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy card, or if no instructions are indicated, will be voted for the slate of directors described herein, for Proposals Two, Three and Four, and as to any other matter that may be properly brought before the Annual meeting, in accordance with the judgment of the proxy holders.

VOTING AND SOLICITATION

     Every shareholder voting for the election of directors may cumulate such shareholder's votes and either give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than eight candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination before the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting, prior to the voting, of the intention to cumulate the shareholder's votes. If any one shareholder gives such notice, all shareholders may cumulate their votes. On all other matters, each share has one vote.

     The eight nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote shall be elected as directors. The affirmative vote of the holders of a majority of the outstanding shares of the Company is required for approval of Proposal Two, the proposed reincorporation. On each other matter, the affirmative vote of a majority of the votes cast is required under California law for approval. For this purpose, the "votes cast" are defined under California law to be the shares of the Company's Common Stock represented and voting in person or by proxy at the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding on the record date for the meeting. Votes that are cast against a proposal will be counted for purposes of determining (i) the presence or absence of a quorum and
(ii) the total number of votes cast with respect to the proposal. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions in the counting of votes with respect to a proposal, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of votes cast with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. An automated system administered by the Company's transfer agent tabulates the votes. Each proposal is tabulated separately.

     All costs associated with soliciting proxies will be borne by the Company. The Company has retained the services of Skinner & Co. to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners. The Company estimates that it will pay Skinner & Co. a fee not to exceed $3,500 for its services and will reimburse them for certain out-of-pocket expenses that are usual and proper. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or telegram.

     Only shareholders of record at the close of business on June 23, 1997 are entitled to notice of and to vote at the Annual Meeting. As of June 23, 1997, 112,308,577 shares of the Company's Common Stock were issued and outstanding.

SHAREHOLDER NOMINATIONS AND PROPOSALS

     The Company's Bylaws provide that only persons nominated by or at the direction of the Board of Directors or by a stockholder who has given timely written notice to the Secretary of the Company prior to the meeting will be eligible for election as directors and that at an annual meeting only such business may be conducted as has been brought before the meeting by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company. In all cases, to be timely, notice must be received by the Company not less than twenty (20) nor more than sixty (60) days prior to the meeting (or if fewer than thirty (30) days notice or prior public disclosure of the meeting date is given or made to shareholders, not later than the tenth day following the day on which such notice was mailed or such public disclosure was made). In the notice, the shareholder must provide his address and the class and number of shares of the Company which are held by the shareholder. In addition, if the shareholder proposes to make a nomination or nominations to the Board of Directors the shareholder must provide (a) as to each person, whom the shareholder proposes to nominate for election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the corporation which are beneficially owned by such person, (iv) any other information relating to such person that is required by law to be disclosed in solicitations of proxies for election of directors, and (v) such person's written consent to being named as a nominee and to serving as a director if elected, and (b) a description of all arrangements or understandings between the shareholder making the nomination and each nominee and any other person or persons (naming such person or persons) relating to the nomination. With respect to each item of business other than a nomination to the Board of Directors which a shareholder proposes to bring before a meeting, the shareholder must provide (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) any material interest of the shareholder in such business, and (c) any other information that is required by law to be provided by the shareholder in his capacity as proponent of a shareholder proposal.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

NOMINEES

     The Bylaws of the Company presently provide that there shall be nine directors. The authorized number of directors will automatically be reduced to eight immediately prior to the Annual Meeting due to the decision by John G. Adler to retire and not stand for re-election. As part of the Company's Proposed Reincorporation in Delaware (see PROPOSAL TWO -- REINCORPORATION IN DELAWARE) and the merger into Adaptec Delaware thereby contemplated, the Bylaws of Adaptec Delaware, which provide for eight directors, will be adopted. Accordingly, a board of eight directors is to be elected at the Annual Meeting whether or not Proposal Two is approved. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's eight nominees named below, all of whom are presently directors of the Company. Proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. Management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them so that the election of as many of the nominees listed below as possible is assured under cumulative voting. In this event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

     All nominees are presently directors of the Company and were last elected at the Annual Meeting of Shareholders held on August 22, 1996.

     The names of the nominees, their ages as of the date of this proxy statement and certain information about them are set forth below:

                                                                        DIRECTOR
     NAME OF NOMINEE       AGE           PRINCIPAL OCCUPATION            SINCE
-------------------------  ---   -------------------------------------  --------
Laurence B. Boucher......  54    President of Alacritech, Inc., a         1981
                                 company recently formed to develop
                                 and manufacture computer components
Carl J. Conti............  59    Independent management consultant        1995
John East................  52    President, Chief Executive Officer       1995
                                 and director, Actel Corporation, a
                                 company engaged in manufacturing
                                 field programmable gate arrays
Robert J. Loarie.........  54    General partner of Morgan Stanley        1981
                                 Venture Partners, L.P., a venture
                                 capital firm
B.J. Moore...............  61    Independent management consultant        1984
W. Ferrell Sanders.......  60    General partner of Asset Management      1982
                                 Co., a venture capital and investment
                                 management firm
F. Grant Saviers.........  52    President and Chief Executive Officer    1992
                                 of the Company
Phillip E. White.........  54    Chairman of the Board of Directors,      1993
                                 President and Chief Executive Officer
                                 of Informix Software, Inc., a company
                                 engaged in development and marketing
                                 of database software

     Except as set forth below, each of the nominees has been engaged in his principal occupation described above during the past five years. There is no family relationship between any director or executive officer of the Company.

     Mr. Boucher has, since March 1997, served as President of Alacritech, Inc., a company recently formed to develop and manufacture computer components. Mr. Boucher served as President from December 1987 to June 1995, as Chief Executive Officer from December 1987 to March 1996, as Chairman of the Board of Directors from February 1994 to June 1996, and as a director from December 1987 to March 1997 of Auspex Systems, Inc., a manufacturer of computer systems. He is a founder of the Company and served as Chairman of the Board of Directors from May 1981 to May 1990 and as Chief Executive Officer from May 1981 to December 1986.

     Mr. Conti is an independent management consultant. From 1959 to 1991, he held a variety of technical and managerial positions with International Business Machines Corporation, a manufacturer of computer hardware and software, concluding with four years as a Senior Vice President.

     Mr. East has, since December 1988, served as a director, President and Chief Executive Officer of Actel Corporation, a manufacturer of field programmable gate arrays.

     Mr. Loarie has, since August 1992, served as a principal of Morgan Stanley & Co. Incorporated, a diversified investment firm, and as a general partner of several venture capital investment partnerships affiliated with Morgan Stanley & Co. Incorporated. Prior to that time, Mr. Loarie was a general partner of Weiss, Peck & Greer, an investment management firm, and of several venture capital partnerships affiliated with Weiss Peck & Greer. Mr. Loarie is also a director of Telcom Semiconductor, Inc. and Aurum Software, Inc.

     Mr. Moore is an independent management consultant. Mr. Moore served as President of Outlook Technology, Inc., a company engaged in the development, manufacture and marketing of digital test instrumentation, from February 1986 to July 1991. Mr. Moore is also a director of Dionex Inc.

     Mr. Sanders has served as a general partner of Asset Management Co. since February 1989 and served as a senior associate of Asset Management Co. from March 1987 to February 1989. Mr. Sanders is also a director of Solectron Corporation.

     Mr. Saviers has served as President and Chief Executive Officer of the Company since August 1992 and July 1995 respectively, and was Chief Operating Officer from August 1992 to July 1995. Prior to joining the Company, Mr. Saviers was employed with Digital Equipment Corporation for more than five years, last serving as Vice President of its personal computer systems and peripherals operation.

     Mr. White has served as President, Chief Executive Officer, director, and Chairman of the Board of Informix Software, Inc., a software company, since January 1989. Prior to that time and for more than the last five years, Mr. White was President of Wyse Technology, Inc., a manufacturer of computers and computer terminals. Mr. White is also a director of Legato Systems, Inc.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of seven meetings during the fiscal year ended March 31, 1997. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

     The Audit Committee of the Board of Directors consists of Messrs. Conti, Loarie and Sanders and held seven meetings during the last fiscal year. The Audit Committee recommends engagement of the Company's independent accountants and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

     The Compensation Committee of the Board of Directors consists of Messrs. East, Moore and White and held five meetings during the last fiscal year. The Compensation Committee establishes the Company's executive compensation policy, determines the salary and bonuses of the Company's executive officers and recommends to the Board of Directors stock option grants for executive officers.

     The Nominating Committee consists of Messrs. Moore and Sanders. The Nominating Committee is responsible for reviewing qualifications for possible Board membership and recommending candidates for election to the Board of Directors. The Nominating Committee will consider nominees recommended by management and shareholders. Such recommendations may be delivered in writing to the attention of the Nominating Committee in care of the Secretary at the Company's principal executive offices. The Nominating Committee held no meetings during the prior fiscal year.

     No director attended fewer than 75% of the sum of the total number of meetings of the Board of Directors or the total number of meetings of all committees of the Board of Directors on which that director served.

DIRECTOR COMPENSATION

     Cash Compensation

     Non-employee directors receive $3,000 per fiscal quarter and $2,000 for each meeting of the Board of Directors attended other than telephonic meetings and are reimbursed for their expenses incurred in attending meetings of the Board of Directors. Directors do not receive compensation for committee or telephonic meetings. Employee directors do not receive additional compensation for attendance at Board Meetings.

     1990 Directors' Option Plan

     Non-employee directors also receive stock options under the Company's 1990 Directors' Option Plan (the "Directors' Plan"). The Directors' Plan was adopted and approved by the shareholders of the Company in 1990. A total of 2,200,000 shares of Common Stock have been reserved for issuance under the Directors' Plan, as it has been subsequently amended. The Directors' Plan provides for the grant of non-statutory stock options to non-employee directors of the Company. All eligible directors are granted an option to purchase 40,000 shares of Common Stock on the date on which such person first becomes a director, whether through election by the shareholders or appointment by the Board to fill a vacancy (the "Initial Option"). On March 31 of each year, each non-employee director is granted an additional option to purchase 10,000 shares of Common Stock (the "Annual Option"). All Annual Options granted prior to August 22, 1996 and all Initial Options become exercisable for 25% of the shares subject to the option on the first anniversary of the date of grant and for 6.25% of the shares subject to the option for each full calendar quarter thereafter that the optionee remains a director. All Annual Options granted subsequent to August 22, 1996 become exercisable for 25% of the Shares subject to the grant for each full calendar quarter that the optionee remains a director. The per share exercise price of options is established at the fair market value of the Company's Common Stock on the date the option is granted. All options granted under the Directors' Plan prior to August 22, 1996 have a term of five years. Options granted subsequent to that date have a term of ten years.

     Pursuant to the Directors' Plan, Directors Boucher, Conti, East, Loarie, Moore, Sanders and White were granted options to purchase 10,000 shares of Common Stock each on March 31, 1997 at an exercise price of $37.25 per share.

VOTE REQUIRED

     If a quorum is present and voting, the eight nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for transaction of business at the meeting and the total number of votes cast with respect to a nominee. Accordingly, abstentions will have the same effect as a vote against the nominee. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to a nominee.

                                  PROPOSAL TWO

                          REINCORPORATION IN DELAWARE

INTRODUCTION

     The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from California to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). As discussed below, the principal reasons for reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting that law and the increased ability of the Company to attract and retain qualified directors. The Company believes that its shareholders will benefit from the well-established principles of corporate governance that Delaware law affords. Although Delaware law provides the opportunity for the Board of Directors to adopt various mechanisms which may enhance the Board's ability to negotiate favorable terms for the shareholders in the event of an unsolicited takeover attempt, the Reincorporation Proposal is not being proposed in order to prevent a current unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company. Shareholders are urged to read carefully the following sections of this Proxy Statement, including the related exhibits, before voting on the Reincorporation Proposal. Throughout the Proxy Statement, the term "Adaptec California" refers to the existing California corporation and the term "Adaptec Delaware" refers to the proposed new Delaware corporation, a wholly-owned subsidiary of Adaptec California, which is the proposed successor to Adaptec California.

     The Proposed Reincorporation will be effected by merging Adaptec California into Adaptec Delaware (the "Merger"). Upon completion of the Merger, Adaptec California will cease to exist and Adaptec Delaware will continue to operate the business of the Company under the name Adaptec, Inc. Pursuant to the Agreement and Plan of Merger between Adaptec California and Adaptec Delaware, a copy of which is attached hereto as Exhibit A (the "Merger Agreement"), each outstanding share of Adaptec California Common Stock, $.001 per share par value, will automatically be converted into one share of Delaware Common Stock, $.001 per share par value. IT IS NOT NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF ADAPTEC DELAWARE. The Common Stock of Adaptec California is listed for trading on the Nasdaq National Market, and after the merger Adaptec Delaware's Common Stock will continue to be traded on the Nasdaq National Market without interruption, under the same symbol ("ADPT") as the shares of Adaptec California Common Stock are traded under such system prior to the merger.

     Upon the date on which the Merger is effective (the "Effective Date"), Adaptec Delaware will also assume and continue the outstanding stock options and all other employee benefit plans of Adaptec California. Each outstanding and unexercised option, warrant or other right to purchase shares of Adaptec California Common Stock will become an option, warrant or right to purchase the same number of shares of Adaptec Delaware Common Stock on the same terms and conditions and at the same exercise price applicable to any such Adaptec California option, warrant or stock purchase right at the Effective Date. In addition, Adaptec Delaware will assume Adaptec California's shareholder rights agreement and the purchase rights issued and issuable under that agreement will become exercisable for shares of Adaptec Delaware's Series A Participating Preferred Stock.

     The Reincorporation Proposal has been unanimously approved by Adaptec California's Board of Directors. If approved by the shareholders, it is anticipated that the Effective Date of the Merger will be as soon as reasonably practicable following the Annual Meeting of Shareholders. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that certain principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date of the Proposed Reincorporation if, in the opinion of the Board of Directors of either company, circumstances arise that make it inadvisable to proceed.

     Shareholders of Adaptec California will have no dissenters' rights of appraisal with respect to the Reincorporation Proposal. See "Significant Differences Between the Corporation Laws of California and Delaware -- Appraisal Rights." The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, and the Certificate of Incorporation and Bylaws of Adaptec Delaware, copies of which are attached hereto as Exhibits A, B and C, respectively.

VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL

     Approval of the Reincorporation Proposal, which will also constitute approval of (i) the Merger Agreement, and the Certificate of Incorporation and Bylaws of Adaptec Delaware, and (ii) the assumption of Adaptec California's employee benefit plans and outstanding stock options by Adaptec Delaware, will require the affirmative vote of the holders of a majority of the outstanding shares of Adaptec California Common Stock.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED REINCORPORATION IN DELAWARE.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

     As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law and Delaware courts to their needs and to those of the corporation they own.

     Prominence, Predictability and Flexibility of Delaware Law. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

     Well-Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. The Company believes that its shareholders will benefit from the well-established principles of corporate governance that Delaware law affords.

     Increased Ability to Attract and Retain Qualified Directors. Both California and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law.

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE BENEFIT PLANS OR LOCATION OF PRINCIPAL EXECUTIVE OFFICES OR FACILITIES OF THE COMPANY

     The Proposed Reincorporation will effect a change in the legal domicile of the Company, but not its physical location. The Proposed Reincorporation will not result in any change in the name, business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company. The eight directors who are elected at the 1997 Annual Meeting of Shareholders will become the directors of Adaptec Delaware. Adaptec California's employee benefit arrangements, including its stock option and stock purchase plans, will be assumed and continued by Adaptec Delaware upon the terms and subject to the conditions currently in effect.

ANTITAKEOVER IMPLICATIONS

     Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the certificate of incorporation or bylaws or otherwise, which measures are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company.

     In the discharge of its fiduciary obligations to its shareholders, the Board of Directors has evaluated the Company's vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board of Directors of the Company has considered or may consider in the future certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the adoption of a shareholder rights plan and the authorization of preferred stock, the rights and preferences of which may be determined by the Board of Directors. Both of these measures have been implemented by Adaptec California under California law and will be assumed, or a corresponding arrangement has been provided for, by Adaptec Delaware under Delaware law.

     Certain effects of the Reincorporation Proposal may be considered to have antitakeover implications. Section 203 of the Delaware General Corporation Law ("Section 203"), from which Adaptec Delaware does not intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the time that a person or entity becomes an interested stockholder, unless the Board of Directors approves the business combination and/or other requirements are met. See "Significant Differences Between the Corporation Laws of California and Delaware -- Stockholder Approval of Certain Business Combinations." The elimination of cumulative voting could be viewed as having an antitakeover effect in that it can make it more difficult for a minority stockholder to gain a seat on the Board. Other measures permitted under Delaware law, which the Company does not intend to implement, include the establishment of a staggered board of directors and the elimination of the right of a 10% holder to call a special meeting of shareholders. The elimination of cumulative voting and the establishment of a classified board of directors can also be undertaken under California law in certain circumstances. For a detailed discussion of all of the changes that will be implemented as part of the Proposed Reincorporation, see "The Charters and Bylaws of Adaptec California and Adaptec Delaware." For a discussion of differences between the laws of California and Delaware, see "Significant Differences Between the Corporation Laws of California and Delaware."

     The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all shareholders the opportunity to receive the same economic benefits; and (iv) certain of the Company's contractual arrangements provide that they may not be assigned pursuant to a transaction which results in a "change in control" of the Company without the prior written consent of the licensor or other contracting party.

     By contrast, in a transaction in which an acquiror must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the Company's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the Company's business not yet reflected in the stock price and equality of treatment of all shareholders.

     Despite the belief of the Board of Directors as to the benefits to shareholders of the Reincorporation Proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders might deem to be in their best interests or in which shareholders might receive a premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation Proposal, shareholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that such provisions enable the Board of Directors to resist a takeover or a change in control of the Company, they could make it more difficult to change the existing Board of Directors and management.

THE CHARTERS AND BYLAWS OF ADAPTEC CALIFORNIA AND ADAPTEC DELAWARE

     The provisions of the Adaptec Delaware Certificate of Incorporation and Bylaws are similar to those of the Adaptec California Articles of Incorporation and Bylaws in many respects. However, the Reincorporation Proposal includes the implementation of certain provisions in the Adaptec Delaware Certificate of Incorporation and Bylaws that alter the rights of stockholders and the powers of management. In addition, Adaptec Delaware could implement certain other changes by amending its Certificate of Incorporation and Bylaws in the future. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware."

     The Articles of Incorporation of Adaptec California currently authorize the Company to issue up to 400,000,000 shares of Common Stock, $.001 per share par value, and 1,000,000 shares of Preferred Stock, $.001 per share par value. The Certificate of Incorporation of Adaptec Delaware provides that the Company will have 400,000,000 authorized shares of Common Stock, $.001 per share par value, and 1,000,000 shares of Preferred Stock, $.001 per share par value. Like Adaptec California's Articles of Incorporation, Adaptec Delaware's Certificate of Incorporation provides that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock. In this connection, Adaptec California has adopted a Second Amended and Restated Rights Agreement pursuant to which each share of Common Stock of Adaptec California also represents a right to purchase 1/1000th of a share of Series A Participating Preferred Stock of Adaptec California, 250,000 shares of which have been designated and authorized for issuance. Adaptec Delaware will assume the Second Amended and Restated Rights Agreement and thus also will have 250,000 shares of Series A Participating Preferred Stock authorized for issuance pursuant to the exercise of such rights. See "Significant Differences Between the Corporation Laws of California and Delaware -- Shareholder Rights Agreement" for more information regarding the Second Amended and Restated Rights Agreement. Although it has no present intention of doing so, the Board of Directors, without stockholder approval, could authorize the issuance of additional Preferred Stock upon terms which could have the effect of delaying or preventing a change in control of the Company or modifying the rights of holders of the Company's Common Stock under either California or Delaware law. The Board of Directors could also utilize such shares for further financings, possible acquisitions and other uses.

     Monetary Liability of Directors. The Articles of Incorporation of Adaptec California and the Certificate of Incorporation of Adaptec Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under law. The provision eliminating monetary liability of directors set forth in the Adaptec Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the Adaptec California Articles of Incorporation, in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware -- Indemnification and Limitation of Liability."

     Size of the Board of Directors. The Bylaws of Adaptec Delaware provide for a Board of Directors consisting of eight directors. The Bylaws of Adaptec California provide for a Board of Directors of five to nine members, with the exact number currently set at nine directors, although this number will decrease to eight immediately prior to the Annual Meeting in conjunction with the decision by John G. Adler not to stand for re-election. Under California law, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, the Board of Directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated ranges have been approved by the shareholders. Delaware law permits the board of directors acting alone, to change the authorized number of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by the stockholders). The Adaptec Delaware Certificate of Incorporation provides that the number of directors will be as specified in the Bylaws and authorizes the Board of Directors to adopt, alter, amend or repeal the Bylaws. Following the Proposed Reincorporation, the Board of Directors of Adaptec Delaware could amend the Bylaws to change the size of the Board of Directors from eight directors without further stockholder approval. If the Reincorporation Proposal is approved, the eight directors of Adaptec California who are elected at the Annual Meeting of Shareholders in August 1997 will continue as the eight directors of Adaptec Delaware after the Proposed Reincorporation is consummated.

     Cumulative Voting for Directors. Under California law, if a shareholder has given notice of an intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election. Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. In the absence of cumulative voting, the holders of a majority of the shares present or represented at a meeting in which directors are to be elected would have the power to elect all the directors to be elected at such meeting, and no person could be elected without the support of holders of a majority of the shares present or represented at such meeting. Elimination of cumulative voting could make it more difficult for a minority stockholder adverse to a majority of the stockholders to obtain representation on the Company's Board of Directors. California corporations whose stock is listed on a national stock exchange or whose stock is held by 800 shareholders of record and included in the Nasdaq National Market System (a "Listed Company") can also eliminate cumulative voting with shareholder approval. The Company qualifies as a Listed Company but has not sought shareholder approval to eliminate cumulative voting. Under Delaware law, cumulative voting in the election of directors is not mandatory, but is a permitted option. The Adaptec Delaware Certificate of Incorporation does not provide for cumulative voting rights.

     Power to Call Special Shareholders' Meetings. Under California law, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than ten percent (10%) of the votes at such meeting and such additional persons as are authorized by the articles of incorporation or the bylaws. Under Delaware law, a special meeting of stockholders may be called by the Board of Directors or by any other person authorized to do so in the Certificate of Incorporation or the Bylaws. The Bylaws of Adaptec Delaware currently authorize the Board of Directors, the Chairman of the Board, the President and the holders of not less than ten percent (10%) of the shares entitled to vote to call a special meeting of stockholders. Therefore, no substantive change is contemplated in this provision, although the Board could in the future amend the Company's Bylaws without stockholder approval.

     Filling Vacancies on the Board of Directors. Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the Board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if so authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. Adaptec California's Articles of Incorporation and Bylaws do not permit directors to fill vacancies created by removal of a director by the vote or written consent of the shareholders or by court order. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Bylaws of Adaptec Delaware provide, consistent with the Bylaws of Adaptec California, that any vacancy created by the removal of a director by the stockholders of Adaptec Delaware or by court order may be filled only by the stockholders. Following the Proposed Reincorporation, the Board of Directors of Adaptec Delaware could, although it has no current intention to do so, amend the Bylaws to provide that directors may fill any vacancy created by removal of directors by the stockholders.

     Nominations of Director Candidates and Introduction of Business at Stockholder Meetings. The Bylaws of Adaptec California establish an advance notice procedure with regard to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors (the "Nomination Procedure") and with regard to certain matters to be brought before an annual meeting or special meeting of stockholders (the "Business Procedure"). The Nomination Procedure provides that only persons nominated by or at the direction of the Board of Directors or by a stockholder who has given timely written notice to the Secretary of the Company prior to the meeting, will be eligible for election as directors. The Business Procedure provides that at an annual or special meeting, and subject to any other applicable requirements, only such business may be conducted as has been brought before the meeting by or at the direction of the Board of Directors or by a stockholder who has given timely written notice to the Secretary of the Company of such stockholder's intention to bring such business before the meeting. In all cases, to be timely, notice must be received by the Company not less than twenty (20) days nor more than sixty (60) days prior to the meeting (or if fewer than thirty (30) days notice or prior public disclosure of the meeting date is given or made to stockholders, not later than the tenth day following the day on which such notice was mailed or such public disclosure was made). The Bylaws of Adaptec Delaware retain both the Nomination Procedure and the Business Procedure.

     Loans to Officers and Employees. Under California law, any loan or guaranty to or for the benefit of a director or officer of the corporation or its parent requires approval of the shareholders unless such loan or guaranty is provided under a plan approved by shareholders owning a majority of the outstanding shares of the corporation. However, under California law, shareholders of any corporation with 100 or more shareholders of record, such as the Company, may approve a bylaw authorizing the board of directors alone to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation. The Bylaws of Adaptec California contain the foregoing provision. Under Delaware law and the Adaptec Delaware Bylaws, Adaptec Delaware may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation. The Company has no present commitments, understandings or intentions to make any loan or guarantee to any of its officers, directors or employees.

     Voting by Ballot. California law provides that the election of directors may proceed in the manner described in a corporation's bylaws. Adaptec California's Bylaws provide that the election of directors at a shareholders' meeting may be by voice vote or ballot, unless prior to such vote a shareholder at the meeting demands a vote by ballot, in which case such vote must be by ballot. Under Delaware law, the right to vote by written ballot may be restricted if so provided in the certificate of incorporation. The Bylaws of Adaptec Delaware do not address election by ballot, but the Certificate of Incorporation of Adaptec Delaware provides that election of directors need not be by written ballot.

COMPLIANCE WITH DELAWARE AND CALIFORNIA LAW

     Following the Annual Meeting of Shareholders, if the Reincorporation Proposal is approved, the Company will submit the Merger Agreement to the offices of the California Secretary of State and the Delaware Secretary of State for filing.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

     The corporation laws of California and Delaware differ in many respects. Although all the differences are not set forth in this Proxy Statement, certain provisions, which could materially affect the rights of shareholders, are discussed below.

  Stockholder Approval of Certain Business Combinations.

     In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant stockholders, more difficult. Under Section 203, certain "business combinations" of a Delaware corporation with "any interested stockholder" are subject to a three-year moratorium unless specified conditions are met.

     Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the time that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of fifteen percent (15%) or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

     For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a direct or indirect majority-owned subsidiary equal in aggregate market value to ten percent (10%) or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); any transaction involving the corporation or any direct or indirect majority-owned subsidiary of the corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible to such stock, of the corporation or the majority-owned subsidiary which is owned by the interested stockholder (except as a result of immaterial changes due to fractional share adjustments or as a result of purchases or redemptions not caused, directly or indirectly, by the interested stockholder); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

     The three-year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the time that such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the eighty-five percent (85%) calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the time such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent
(66 2/3%) of the outstanding voting stock not owned by the interested stockholder.

     Section 203 only applies to certain publicly held corporations that have a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on the NASDAQ Stock Market or (iii) held of record by more than 2,000 stockholders. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, Adaptec Delaware does not intend to so elect.

     Section 203 will encourage any potential acquiror to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Adaptec Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Adaptec Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for Adaptec Delaware's shares over the then-current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions. See "Shareholder Voting" herein.

     Shareholder Rights Agreement. In April 1989, the Board of Directors of Adaptec California adopted a Rights Agreement which was subsequently amended by the First Amendment to Rights Agreement dated as of April 30, 1990, the First Amended and Restated Common Shares Rights Agreement dated as of June 30, 1992 and the Second Amended and Restated Rights Agreement dated as of December 5, 1996 (the "Rights Agreement"). Pursuant to the Rights Agreement, the Board of Directors of Adaptec California authorized and declared a dividend of one share purchase right (a "Right") for each share of Common Stock of the Company, $.001 par value, outstanding as of the May 9, 1989 record date and each share of Common Stock issued thereafter. Initially, each Right entitles holders of Common Stock to purchase from Adaptec California 1/1000th share of the Company's Series A Participating Preferred Stock at an exercise price of $180.00, subject to adjustment. Each 1/1000th share of the Company's Series A Participating Preferred Stock has economic attributes and voting rights similar to those of one share of the Company's Common Stock. The Rights are not exercisable until the occurrence of specified events.

     The Rights will become exercisable only if a person or group acquires beneficial ownership of twenty percent (20%) or more of the Company's Common Stock or announces a tender offer or exchange offer which would result in ownership of twenty percent (20%) or more of the Company's Common Stock. Ten days after such acquisition or offer, each Right becomes exercisable at the Right's then current exercise price for a number of shares of the Company's Common Stock having a then current market value of twice the Right's exercise price. At any time after the date a person or group obtains twenty percent (20%) or more of the Company's Common Stock and prior to the acquisition by the person or group of fifty percent (50%) of the Company's outstanding Common Stock, a majority of the Board of Directors may exchange the Rights, in whole or in part, for shares of the Company's Common Stock at an exchange ratio of one share of the Company's Common Stock per Right, subject to adjustment. Alternatively, if the Company is involved in a merger or other business combination transaction with another person, ten or more days after such acquisition or offer, each Right becomes exercisable, at the Right's then current exercise price, for shares of Common Stock of such other person having a value of twice the Right's exercise price. The Rights are redeemable for up to ten days following the announcement of such acquisition or offer, subject to extension by the Board of Directors at a price of $.01 per Right. The Rights Agreement expires in December 2006 unless the Rights are earlier redeemed by the Company or unless the consummation of a merger, consolidation or sale of assets occurs resulting in expiration of the Rights as described above.

     The Rights Agreement is intended to protect the shareholders in the event of an unsolicited offer to acquire, or the acquisition of, twenty percent (20%) or more of the Common Stock of Adaptec California. The Rights are not intended to prevent a takeover of the Company and will not interfere with any tender offer or business combination approved by the Board of Directors. The Rights encourage persons seeking control of the Company to initiate such an acquisition or offer to acquire through arm's-length negotiations with the Board of Directors.

     The Rights Agreement will be assumed by Adaptec Delaware pursuant to the terms of the Merger Agreement. In the past, Delaware courts have upheld the validity of agreements such as the Rights Agreement. To date, the California courts have not considered the validity of such an agreement. Given the lack of legal precedent with respect to the validity of the Rights Agreement under California law, there may be more uncertainty as to the enforceability of the Rights Agreement under California law.

     Removal of Directors. Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Certificate of Incorporation of Adaptec Delaware does not provide for a classified board of directors or for cumulative voting.

     Classified Board of Directors. A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process. California law permits certain qualifying corporations to provide for a classified board of directors by adopting amendments to their articles of incorporation or bylaws, which amendments must be approved by the shareholders. Although Adaptec California qualifies to adopt a classified board of directors, its Board of Directors has no present intention of doing so. Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The Adaptec Delaware Certificate of Incorporation and Bylaws do not provide for a classified board, and Adaptec Delaware presently does not intend to propose establishment of a classified board. The establishment of a classified board following the Proposed Reincorporation would require the approval of the stockholders of Adaptec Delaware.

     Indemnification and Limitation of Liability.

     California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt a provision in its articles of incorporation or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

     The Articles of Incorporation of Adaptec California eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duties to the corporation or its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees.

     The Certificate of Incorporation of Adaptec Delaware also eliminates the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve Adaptec Delaware or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

     California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine; and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action that is settled or otherwise disposed of without court approval.

     California law requires indemnification when the individual has defended successfully the action on the merits (as opposed to Delaware law, which requires indemnification relating to a successful defense on the merits or otherwise).

     Delaware law generally permits indemnification of expenses, including attorneys fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of the disinterested directors, even though such directors may constitute less than a quorum; if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or by the stockholders, that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise.

     Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

     California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation's articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law. Under California law, there are two limitations on such additional rights to indemnification: (i) such indemnification is not permitted for acts, omissions or transactions from which a director of a California corporation may not be relieved of personal liability, as described above; and (ii) such indemnification is not permitted in circumstances where California law expressly prohibits indemnification, as described above. Adaptec California's Articles of Incorporation permit indemnification of its directors and officers to the extent permitted by the California Corporations Code. Adaptec California has entered into indemnification agreements with its officers and directors.

     Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. In contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances; limitations on indemnification may be imposed by a court, however, based on principles of public policy.

     After the proposed reincorporation, the Company proposes to adopt the Indemnification Agreement described in "PROPOSAL THREE -- DELAWARE FORM OF INDEMNIFICATION AGREEMENT."

     Inspection of Shareholder List. Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent (5%) or more of a corporation's voting shares, or shareholders holding an aggregate of one percent (1%) or more of such shares who have filed a Schedule 14A with the Securities and Exchange Commission in connection with a contested election of directors. Under California law, such absolute inspection rights also apply to a corporation formed under the laws of any other state if its principal executive offices are in California or if it customarily holds meetings of its board in California. Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

  Dividends and Repurchases of Shares.

     California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under Delaware law.

     Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares, other than repurchases of its shares issued under employee stock plans contemplated by Section 408 of the California Corporations Code) unless either
(i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

     Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired immediately prior thereto and such redemption or repurchase would not impair the capital of the corporation.

     To date, the Company has never declared or paid any cash dividends on its Common Stock and does not anticipate doing so for the foreseeable future.

     Stockholder Voting.

     Both California and Delaware law generally require that the holders of a majority of the outstanding shares of both acquiring and target corporations approve statutory mergers. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding or treasury share after the merger, and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own, immediately after the reorganization, equity securities constituting more than five sixths of the voting power of the surviving or acquiring corporation or its parent entity.

     Both California law and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

     With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. As a result, stockholder approval of such transactions may be easier to obtain under Delaware law for companies which have more than one class of shares outstanding.

     California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection against coercive two-tiered bids for a corporation in which the stockholders are not treated equally. See "Significant Differences Between the Corporation Laws of California and Delaware -- Stockholder Approval of Certain Business Combinations."

     California law provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing person of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons, or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision.

     Interested Director Transactions. Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law, (a) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of board approval, the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation, or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even if the disinterested directors are less than a quorum). Though Adaptec Delaware, like Adaptec California, has a board constituted of one (1) inside director and seven (7) outside directors, conceivably certain transactions that the Board of Directors of Adaptec California might not be able to approve because of the number of interested directors could be approved by a majority of the disinterested directors of Adaptec Delaware, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company that could not be so approved under California law but could be so approved under Delaware law.

     Shareholder Derivative Suits. California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

     Appraisal Rights.

     Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations, or
(c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under certain provisions of Delaware law.

     The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization, will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Reincorporation Proposal). California law generally affords appraisal rights mainly in sale of asset reorganizations. Appraisal or dissenters' rights are, therefore, not available to shareholders of Adaptec California with respect to the Reincorporation Proposal.

     Dissolution. Under California law, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The following is a discussion of certain federal income tax considerations that may be relevant to holders of Adaptec California Common Stock who receive Adaptec Delaware Common Stock in exchange for their Adaptec California Common Stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular Adaptec California shareholders, such as dealers in securities, or those Adaptec California shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Adaptec California Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

     Subject to the limitations, qualifications and exceptions described herein, and assuming the Proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the following tax consequences generally should result:

          (a) No gain or loss should be recognized by holders of Adaptec California Common Stock upon receipt of Adaptec Delaware Common Stock pursuant to the Proposed Reincorporation;

          (b) The aggregate tax basis of the Adaptec Delaware Common Stock received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the Adaptec California Common Stock surrendered in exchange therefor; and

          (c) The holding period of the Adaptec Delaware Common Stock received by each shareholder of Adaptec California should include the period for which such shareholder held the Adaptec California Common Stock surrendered in exchange therefor, provided that such Adaptec California Common Stock was held by the shareholder as a capital asset at the time of the Proposed Reincorporation.

          (d) The Company should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and Adaptec Delaware should succeed, without adjustment, to the federal income tax attributes of Adaptec California.

     The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. The Company will, however, receive an opinion from legal counsel substantially to the effect that the Proposed Reincorporation will qualify as a reorganization within the meaning of Section 368(a) of the Code (the "Tax Opinion"). The Tax Opinion will neither bind the IRS nor preclude it from asserting a contrary position. In addition, the Tax Opinion will be subject to certain assumptions and qualifications and will be based upon the truth and accuracy of representations made by Adaptec Delaware and Adaptec California.

                                 PROPOSAL THREE

                      APPROVAL OF FORM OF INDEMNIFICATION
                                   AGREEMENT

GENERAL

     The Company currently holds agreements with its directors and officers that eliminate the liability of directors and officers to the fullest extent permissible under California law. In the event that the Company's Proposed Reincorporation in Delaware (see PROPOSAL TWO -- REINCORPORATION IN DELAWARE) receives the requisite votes for shareholder approval and that the merger described therein is effected, the Company proposes to enter into new indemnification agreements in substantially the form attached hereto as, Exhibit D (the "Indemnification Agreements") to provide for the maximum indemnification allowed under applicable Delaware law and under Adaptec Delaware's Certificate of Incorporation. Although California and Delaware indemnification laws are similar, Delaware law provides a somewhat broader scope of protection for directors and officers. (See PROPOSAL TWO -- REINCORPORATION IN
DELAWARE -- Significant Differences between the Corporation Law of California and Delaware, for a fuller explanation of the material differences between Delaware and California law.)

     The Board of Directors believes that the Indemnification Agreements serve the best interests of the Company and its stockholders by strengthening the Company's ability to attract and retain over time the services of knowledgeable and experienced persons to serve as directors, officers and key employees who, through their efforts and expertise, can make a significant contribution to the success of the Company.

     The Indemnification Agreements are intended to complement the indemnity and other protection available under applicable law, Adaptec Delaware's Certificate of Incorporation and Bylaws, and to provide for indemnification of indemnitees to the fullest extent permitted by applicable law.

INDEMNIFICATION AGREEMENTS

     The Indemnification Agreements provide the indemnitees with the maximum indemnification allowed under applicable law. Since the Delaware statute is non-exclusive, it is possible that certain claims beyond the scope of the statute may be indemnifiable. The Indemnification Agreements provide a scheme of indemnification which may be broader than that specifically provided by Delaware Law. It has not yet been determined, however, to what extent the indemnification expressly permitted by Delaware Law may be expanded, and therefore the scope of indemnification provided by the Indemnification Agreements may be subject to future judicial interpretation.

     The Indemnification Agreements provide that Adaptec Delaware shall indemnify an indemnitee who is or was a party or is threatened to be made a party to any threatened, pending or completed action or proceeding whether civil, criminal, administrative or investigative by reason of the fact that the indemnitee is or was a director, officer, key employee or agent of Adaptec Delaware or any subsidiary of Adaptec Delaware. Adaptec Delaware shall advance all expenses, judgments, fines, penalties and amounts paid in settlement (including taxes imposed on the indemnitee on account of receipt of such payouts) incurred by the indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action or proceeding as described above. The indemnitee shall repay such amounts advanced only if it ultimately shall be determined that he or she is not entitled to be indemnified by Adaptec Delaware. The advances paid to the indemnitee by Adaptec Delaware shall be delivered within twenty (20) days following a written request by the indemnitee. Any award of indemnification to an indemnitee, if not covered by insurance, would come directly from the assets of Adaptec Delaware, thereby affecting a stockholder's investment.

     The Indemnification Agreements set forth a number of procedural and substantive matters which are not addressed or are addressed in less detail in Delaware Law, including the following:

     First, in the event an action is instituted by the indemnitee under the Indemnification Agreements to enforce or interpret any of the terms therein, the indemnitee shall be entitled to be paid all costs and expenses, including reasonable attorneys' fees, incurred by the indemnitee with respect to such action, unless as a part of such action, a court of competent jurisdiction determines that each of the material assertions made by the indemnitee were not made in good faith or were frivolous. In the event of an action instituted by or in the name of Adaptec Delaware under the Indemnification Agreements or to enforce or interpret any of the terms therein, the indemnitee shall be entitled to be paid all costs and expenses, including reasonable attorneys' fees, incurred by the indemnitee in the defense of such action, unless as a part of such action the court determines that each of the indemnitee's material defenses to such action were made in bad faith or were frivolous. Delaware Law does not set forth any procedure for contesting a corporation's determination of a party's right to indemnification.

     Second, the Indemnification Agreements explicitly provide for partial indemnification of costs and expenses in the event that an indemnitee is not entitled to full indemnification under the terms of the Indemnification Agreements. Delaware Law does not specifically address this issue. It does, however, provide that to the extent that an indemnitee has been successful on the merits, he or she shall be entitled to such indemnification.

     Third, in the event Adaptec Delaware shall be obligated to pay the expenses of any proceeding against the indemnitee, Adaptec Delaware shall be entitled to assume the defense of such proceeding, with counsel approved by the indemnified party, which approval shall not be unreasonably withheld, upon the delivery to the indemnitee of written notice of its election to do so. Adaptec Delaware shall have the right to conduct such defense as it sees fit in its sole discretion, including the right to settle any claim against indemnitee without the consent of the indemnitee.

     Fourth, indemnification provided by the Indemnification Agreements is not exclusive of any rights to which the indemnitee may be entitled under Adaptec Delaware's Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested directors, Delaware Law, or otherwise. The indemnification provided under the Indemnification Agreements continues for any action taken or not taken while serving in an indemnified capacity even though the indemnitee may have ceased to serve in such capacity at the time of the action, suit or other covered proceeding.

     Finally, the Indemnification Agreements provide for certain exceptions to indemnification which include the following: (a) indemnification for liabilities where the law prohibits indemnification; (b) indemnification or advancement of expenses with respect to proceedings or claims initiated or brought voluntarily by an indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under the Indemnification Agreements or any other statute or law or otherwise as required under Section 145 of the Delaware General Corporation Law; and (c) indemnification for expenses in the payment of profits arising from the purchase and sale by the indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar or successor statute.

     The proposed Indemnification Agreements, together with the limitations on the directors' liability provided by Adaptec Delaware's Certificate of Incorporation and Bylaws, reduce significantly the number of instances in which directors might be held liable to Adaptec Delaware for monetary damages for breach of their fiduciary duties. Therefore, the current directors of Adaptec Delaware have a direct personal interest in the approval of the Indemnification Agreements.

     The foregoing discussion of the indemnification agreements is qualified in its entirety by reference to the form of indemnification agreement attached to this proxy statement as Exhibit D, which you are urged to read and consider carefully.

     At present there is no pending litigation or proceeding involving an indemnitee where indemnification would be required or permitted under the Indemnification Agreements. The Company is not aware of any threatened litigation or proceeding which may result in a claim for indemnification under the Indemnification Agreements by an Indemnitee.

INDEMNIFICATION OF LIABILITIES UNDER THE SECURITIES ACT OF 1933

     The Securities and Exchange Commission has expressed its opinion that indemnification of directors, officers and controlling persons of the Company against liabilities arising under the Securities Act of 1933 (the

"Act") is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by an indemnitee of Adaptec Delaware in the successful defense of any such act or proceeding) is asserted by such indemnitee in connection with securities which have been registered by Adaptec Delaware, Adaptec Delaware will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REQUIRED VOTE

     The affirmative vote of a majority of the votes cast and held by disinterested shareholders will be required under California law to approve the form of the Indemnification Agreement. Since each director and officer is an interested party with respect to the Indemnification Agreements, shares owned directly or indirectly by any director or officer may not be voted on this proposal, although they will be counted for purposes of determining whether a quorum is present. For this purpose, the "votes cast" are defined under California law to be the shares of the Company's Common Stock represented and voting in person or by proxy at the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding on the record date for the meeting. Votes that are cast against a proposal will be counted for purposes of determining both the presence or absence of a quorum and the total number of votes cast with respect to the proposal. Any abstentions will be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of votes cast with respect to the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to a proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE FORM OF INDEMNIFICATION AGREEMENTS.

                                 PROPOSAL FOUR

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

     The Audit Committee of the Board of Directors has selected Price Waterhouse LLP, independent public accountants, to audit the financial statements of the Company for the current fiscal year ending March 31, 1998 and recommends that the shareholders ratify this selection. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Representatives of Price Waterhouse LLP are expected to be available at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

     The table below sets forth information for the three most recently completed fiscal years concerning the compensation of the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company in the fiscal year ended March 31, 1997:

                           SUMMARY COMPENSATION TABLE

                                                                          ANNUAL
                                                 LONG-TERM             COMPENSATION
                                               COMPENSATION       -----------------------
                                            -------------------   RESTRICTED   SECURITIES    ALL OTHER
                                   FISCAL    SALARY     BONUS      STOCK       UNDERLYING   COMPENSATION
   NAME AND PRINCIPAL POSITION      YEAR      ($)       ($)(1)    AWARD($)     OPTIONS(#)      ($)(2)
---------------------------------  ------   --------   --------   --------     ----------   ------------
F. Grant Saviers.................   1997    $524,423   $560,000         --       265,719       $1,170
  President and Chief Executive     1996     468,462    533,000         --       279,200        2,520
  Officer                           1995     350,000    475,000         --       400,000        2,780
Paul G. Hansen...................   1997     259,423    221,500         --        72,000          644
  Vice President, Finance and       1996     229,615    259,500         --       107,600        1,380
  Chief Financial Officer           1995     222,115    291,058         --       100,000        1,260
Sam Kazarian.....................   1997     239,519    230,000         --        64,000        1,170
  Vice President, Operations        1996     214,712    243,500         --       105,800        2,520
                                    1995     200,000    270,000         --       120,000        2,280
Robert N. Stephens...............   1997     373,077    337,500         --       128,000          703
  Chief Operating Officer           1996     105,769         --   $103,122(3)    253,750          400
Subramanian Sundaresh............   1997     229,423    236,750         --        80,000          291
  Vice President and General        1996     199,327    221,250     19,992(4)     48,000          332
  Manager                           1995     165,000    140,000         --       100,000          475

---------------

(1) In each case, the fiscal year 1995 bonus amounts include an amount equal to one-half of the individual's base salary for fiscal year 1995 that was accrued but not paid by the Company in fiscal year 1995. Payment of such amounts was conditioned on the individuals continued employment with the Company for a two year period. Half of such amounts were paid to the individuals at the end of fiscal 1996 and at the end of fiscal 1997.

(2) Represents life insurance premiums.

(3) Represents the grant of 4,044 Incentive Stock Units pursuant to the Company's 1990 Stock Plan. On the first anniversary of the grant the Company redeemed one-half of the Incentive Stock Units by giving Mr. Stephens 2,022 shares of Common Stock of the Company. On the second anniversary of the date of grant, if Mr. Stephens is still in the employ of the Company, the Company will redeem the remaining Incentive Stock Units by giving Mr. Stephens either 2,022 shares of Common Stock of the Company or the fair market value of such shares at the Company's discretion. The value of the grant is based on the fair market value of 2,022 shares of the Company's Common Stock on the date of grant. As of the March 31, 1997, Mr. Stephens held 2,022 Incentive Stock Units with a value of $72,286 (based on the fair market value of the Company's Common Stock on that date).

(4) Represents the grant of 784 Incentive Stock Units pursuant to the Company's 1990 Stock Plan. On the first anniversary of the grant the Company redeemed one-half of the Incentive Stock Units by giving Mr. Sundaresh 392 shares of Common Stock of the Company. On the second anniversary of the date of grant, if Mr. Sundaresh is still in the employ of the Company, the Company will redeem the remaining Incentive Stock Units by giving Mr. Sundaresh either 392 shares of Common Stock of the Company or the fair market value of such shares at the Company's discretion. The value of the grant is based on the fair market value of 784 shares of the Company's Common Stock on the date of grant. As of the March 31, 1997, Mr. Sundaresh held 392 Incentive Stock Units with a value of $14,014 (based on the fair market value of the Company's Common Stock on that date).

     The table below provides the specified information concerning grants of options to purchase the Company's Common Stock made during the fiscal year ended March 31, 1997 to the persons named in the Summary Compensation Table:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                  INDIVIDUAL GRANTS
--------------------------------------------------------------------------------------       POTENTIAL REALIZABLE
                                NUMBER OF                                                      VALUE AT ASSUMED
                                SECURITIES      % OF TOTAL                                   ANNUAL RATES OF STOCK
                                UNDERLYING       OPTIONS                                      PRICE APPRECIATION
                                 OPTIONS        GRANTED TO    EXERCISE OR                    FOR OPTION TERM(3)(4)
                                 GRANTED       EMPLOYEES IN   BASE PRICE    EXPIRATION   -----------------------------
             NAME                  (#)         FISCAL YEAR      ($/SH)         DATE          5%($)          10%($)
------------------------------  ----------     ------------   -----------   ----------   -------------   -------------
F. Grant Saviers..............    250,000(1)       3.43%        $ 24.88       6/20/06    $   3,669,170   $   9,526,110
                                   15,719(2)       0.22           36.78       3/20/01          135,962         282,010
Paul G. Hansen................     72,000(1)       0.99           24.88       6/20/06        1,056,721       2,743,520
Sam Kazarian..................     64,000(1)       0.88           24.88       6/20/06          939,307       2,438,684
Robert N. Stephens............    128,000(1)       1.76           24.88       6/20/06        1,878,615       4,877,368
Subramanian Sundaresh.........     80,000(1)       1.10           24.88       6/20/06        1,174,134       3,048,355
All Shareholders..............         NA            NA              NA            NA    2,507,762,338   6,355,162,152

---------------

(1) These options were granted pursuant to the Company's 1990 Stock Plan. The option exercise prices were at the fair market value of the Company's Common Stock on the date of grant. All options expire 10 years from the date of grant, are not transferable by the optionee (other than by will or the laws of descent and distribution), and are exercisable during the optionee's lifetime only by the optionee. The options become exercisable at the rate of 12.5% of the shares subject to the option six months after the date of grant and at the rate of 6.25% of the shares subject to the option at the end of each of the next 14 quarters. To the extent exercisable at the time of employment termination, options may be exercised for an additional three months unless termination is the result of total and permanent disability, in which case the options may be exercised within six months following termination, or unless termination is the result of death, in which case unvested options become exercisable to a maximum of 50,000 shares per individual and may be exercised within six months following death by the individual's estate or other successor.

(2) These options were granted pursuant to the Company's 1990 Stock Plan. The option exercise prices were at 110% of the fair market value of the Company's Common Stock on the date of grant. All options expire 4 years from the date of grant, are not transferable by the optionee (other than by will or the laws of descent and distribution), and are exercisable during the optionee's lifetime only by the optionee. 50% of the options subject to the grant become exercisable one year after the date of the grant with the remaining 50% becoming exercisable two years after the date of grant. To the extent exercisable at the time of employment termination, options may be exercised for an additional three months unless termination is the result of total and permanent disability, in which case the options may be exercised within six months following termination, or unless termination is the result of death, in which case unvested options become exercisable to a maximum of 50,000 shares per individual and may be exercised within six months following death by the individual's estate or other successor.

(3) Potential gains are net of exercise price, but before taxes associated with exercise. The amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the option holders' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved and do not reflect the Company's estimate of future stock price growth.

(4) In the case of all shareholders, indicates the potential shareholder return over a ten-year period at the respective rate determined from the closing sales price on the Nasdaq National Market of $35.75 on March 31, 1997. On March 31, 1997, there were 111,540,464 shares of Common Stock issued and outstanding.

     The table below provides the specified information concerning the exercise of options to purchase the Company's Common Stock in the fiscal year ended March 31, 1997 and the unexercised options held as of March 31, 1997 by the persons named in the Summary Compensation Table.

    AGGREGATED OPTION EXERCISED IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                    NUMBER OF
                                                                   SECURITIES             VALUE OF
                                                                   UNDERLYING           UNEXERCISED
                                                                   UNEXERCISED          IN-THE-MONEY
                                                                   OPTIONS AT            OPTIONS AT
                                                                   FY-END (#):          FY-END ($):
                              SHARES ACQUIRED   VALUE REALIZED    EXERCISABLE/          EXERCISABLE/
            NAME              ON EXERCISE(#)        ($)(1)        UNEXERCISABLE       UNEXERCISABLE(2)
----------------------------  ---------------   --------------   ---------------   ----------------------
F. Grant Saviers............      330,914         $8,215,958     541,475/563,444   $11,963,847/$8,928,695
Paul G. Hansen..............       70,000          1,490,003     154,800/174,800      3,261,105/2,807,356
Sam Kazarian................       16,768            532,013     229,900/174,900      5,455,158/2,924,693
Robert N. Stephens..........       33,024            530,809      72,851/275,875        875,710/3,391,156
Subramanian Sundaresh.......       40,000            705,125     171,500/164,500      4,039,718/2,915,094

---------------

(1) Market value of underlying securities on date of exercise, minus the exercise or base price.

(2) Market value of underlying securities at fiscal year end, minus the exercise or base price.

CHANGE IN CONTROL ARRANGEMENTS

     The 1990 Stock Plan authorizes the acceleration or payment of awards and related shares in the event of a Change in Control as defined in the 1990 Stock Plan. Such acceleration or payment may cause part or all of the consideration involved to be treated as a "parachute payment" under the Internal Revenue Code of 1986 as amended (the "Code"), which may subject the recipient thereof to a 20% excise tax and which may not be deductible by the participant's employer.

                      REPORT OF THE COMPENSATION COMMITTEE

OVERVIEW AND PHILOSOPHY

     The Compensation Committee (the "Committee") of the Board of Directors regularly reviews and approves all executive officer pay plans and develops recommendations for stock option and other long-term incentive grants and awards for approval by the Board of Directors. These include the following compensation elements: base salaries, annual incentives, stock options, incentive stock rights, and various benefit plans.

     The Committee is composed of three independent, outside directors. It is the Committee's objective that executive compensation be directly determined by achievement of the Company's planned business perform-ance and return to shareholder results. Specifically, the Company's executive compensation program is designed to reward exceptional executive contribution and performance that result in enhanced corporate, economic and shareholder values over the short and long-term.

     The Committee retains independent compensation consultants to provide objective and expert advice in the review of all executive compensation plans. Published industry pay survey data is also reviewed and relied upon in the Committee's assessment of appropriate total compensation levels, including the Radford Management Compensation Survey for High Technology Industries and data from companies in the computer industry of comparable size, performance and growth rate ("selected peer group") supplied by the Committee's compensation consultant, J. Richard & Co.

     The Committee recognizes that the industry sector and geographical area in which the Company operates are both intensely competitive and are continuing to undergo rapid globalization with the result that there is heightened demand for qualified, experienced executive personnel. The Committee considers it crucial that the Company be assured of retaining and rewarding its top caliber executives who are essential to the attainment of the Company's ambitious longterm, strategic goals.

     For these reasons, the Committee believes the Company's executive compensation arrangements must remain competitive with those offered by other higher performing companies of similar size, scope, performance levels and complexity of operations, including some, but not all, of the companies comprising the Nasdaq -- 100 Index and the Nasdaq Computer Industry & DP Index.

ANNUAL CASH COMPENSATION (BASE SALARY, PLUS PERFORMANCE INCENTIVES)

     The Committee believes that annual cash compensation should be paid commensurate with attained performance to plan. For these reasons, the Company's executive cash compensation consists of base compensation (salary) and variable incentive compensation (annual bonus). In addition, in fiscal 1997, the Committee again approved the annual compensation plan that allows executives to elect to receive a portion of their earned incentives in the form of stock options that have an exercise price above the stock's fair market value ("premium priced") and which vest over two years.

     Base salaries for executive officers are established considering a number of factors, including the Company's continued, planned profitable growth; the executive's individual performance and measurable contribution to the Company's success; and pay levels of similar positions with comparable companies in the industry. The Committee supports the Company's compensation philosophy of moderation for elements such as base salary and benefits. Base salary decisions are made as part of the Company's formal annual review process. Generally, base salaries are maintained at approximately the level of the median salaries of similar size, high technology companies.

     Under the Executive Incentive Plan (EIP), an executive's annual performance award generally depends on three performance factors: the overall financial performance of the Company; the expected performance of the business unit or corporate unit/functions the executive is accountable for; and the executive's individual performance. The performance objectives of the Company and the business unit or corporate function derive from the Company's Board approved annual business plan that includes specific financial performance targets relating to revenue and profit growth for the fiscal year. The EIP provides no payment until threshold earnings per share (EPS) level and revenue targets are met. Long-term strategic goals may also be incorporated for certain executives. Individual executive performance is measured against an annual incentive target which represents a percentage of base salary that the executive can earn as bonus compensation if performance warrants. This target percentage ranges from 60% to 100% of an executive's base salary. The incentive target is set at a higher percentage for more senior officers, with the result that the more senior executive officers have a higher percentage of their potential total cash compensation at risk. If business plans are exceeded by 30%, executives can earn up to a maximum of 120% to 200% of their base salaries. However, earned individual bonuses above 90% of base salary are paid in the form of stock rights or a premium priced stock option that are priced 10% above the fair market value of the stock at the date of grant. Both types of stock grants vest over two years. The Committee annually reviews and approves specific targets, maximums, and performance criteria for each executive officer. The Committee determined it to be in the best of Company and shareholder interests to settle vested incentive stock rights awarded one year ago in shares of the Company.

LONG-TERM INCENTIVE: STOCK OPTIONS

     The Committee recommends executive stock options under the 1990 Stock Plan to foster executive officer ownership, to stimulate a long-term orientation in decisions and to provide direct linkage with shareholder interests. The Committee considers the total compensation package, options previously granted, dilution effects, industry practices and trends, the executive's accountability level, and modeled, potential stock values in the future when granting stock options. The Committee recommends option grant amounts to provide retention considering projected earnings to be derived from option gains based upon relatively aggressive assumptions relating to planned Company growth and earnings goals. In this manner, executive option gains closely parallel those of other shareholders over the long-term. Therefore, the stock option program serves as an effective, cost-efficient, and competitive long-term incentive and retention tool for the Company's executives, as well as other employees. The Committee in its last meeting of the fiscal year approved an all-employee stock option award. The exercise prices of stock options granted to executive officers are equal to the market value of the stock on the date of grant. Therefore, stock options provide an incentive to executives to focus on the Company's profitable growth which ordinarily, over time, should be reflected in the price of the Company's stock. The Committee believes that the Company's stock option plan has been administered in a manner comparable to its peer group and other high performing companies in the high technology sector. The Committee also regularly reviews the Company's executive stock purchase/ownership policy to assess progress toward desired ownership levels.

BENEFITS

     The Company provides benefits to the named executive officers that are generally available to all Company employees. The amount of executive level benefits and perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of total salary and bonus for fiscal year 1996, for any executive officer. A consultant study performed for the Committee during the past fiscal year again showed Adaptec executive benefits to be less than those offered by peer group companies.

CHIEF EXECUTIVE OFFICER PERFORMANCE AND COMPENSATION

     In setting Mr. Saviers' base salary and in determining his performance bonus for fiscal 1997, the Committee considered the Company's revenue, profit and acquisition achievements. Both revenue and profit plan objectives were again exceeded. Revenue growth of 42% and 28% improvement in operating income place the Company in the upper quartile of comparable companies in the computer industry. The Committee believes Mr. Saviers, as Chief Executive Officer, significantly contributed to the Company's continued success. Based on this performance, the Committee recommended and the Board approved a 14% salary increase for fiscal year 1998, and a cash bonus of $472,500, which equals 90% of his fiscal year 1997 base salary. In addition, he elected to receive an equity participation opportunity (in lieu of earned cash incentive) equal to 10% of his salary which was delivered in the form of premium priced stock options which had an exercise price 10% higher than the fair market value at time of grant. The Committee has estimated the resulting total cash compensation to equate to approximately the 75th percentile of chief executive officers of other companies of similar size, complexity, and performance in the industry as reported in the Radford Management Compensation Survey for High Technology Industries and in data from comparable companies ("peer group") supplied by the Committee's compensation consultant, J. Richard & Co. However, the Committee also has assured itself that both the Company's financial performance and share value improvement during the fiscal year and most recent years again exceeded the 75th percentile of the industry. The 250,000 share stock option grant made to Mr. Saviers in fiscal year 1997 was made at fair market value and will vest over four years, thus acting as a retention device through fiscal year 2001. The Committee viewed this as a relatively conservative size grant when compared to previous grants and current competitive practices and trends for other chief executive officers in the industry and the Company's peer group.

                                          The Compensation Committee

                                          B.J. Moore, Chairman
                                          John East
                                          Phillip E. White

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Neither B.J. Moore, John East nor Phillip E. White, the members of the Company's Compensation Committee, is an executive officer of any entity for which any executive officer of the Company serves as a director or a member of the Compensation Committee.

                               PERFORMANCE GRAPH

        MEASUREMENT PERIOD                                 NASDAQ STOCK      NASDAQ COMPUTER &
      (FISCAL YEAR COVERED)               ADAPTEC          MARKET - U.S.            DP
3/92                                               100                 100                 100
3/93                                               166                 115                 112
3/94                                               236                 124                 114
3/95                                               429                 138                 154
3/96                                               628                 187                 219
3/97                                               930                 208                 240

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities and Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the preceding Compensation Committee Report on Executive Compensation and the preceding Performance Graph shall not be incorporated by reference into any such filings; nor shall such Report or Graph be incorporated by reference into any future filings.

            SECURITY OWNERSHIP OF MANAGEMENT; PRINCIPAL SHAREHOLDERS

     The table below sets forth as of May 31, 1997 certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock; (ii) each director of the Company, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors and executive officers as a group.

                                                                   SHARES      APPROXIMATE
                                                                BENEFICIALLY     PERCENT
                 NAME OF PERSON OR IDENTITY OF GROUP              OWNED(1)        OWNED
        ------------------------------------------------------  ------------   -----------
        FMR Corp.(2)..........................................    14,645,160       13.0%
          82 Devonshire Street
          Boston, MA 02109-3614
        John G. Adler.........................................       162,838      *
        Laurence B. Boucher...................................        15,040      *
        Carl J. Conti.........................................        39,750      *
        John East.............................................        38,750      *
        Paul G. Hansen........................................       162,647      *
        Sam Kazarian..........................................       258,341      *
        Robert J. Loarie......................................       115,354      *
        B.J. Moore............................................        99,520      *
        W. Ferrell Sanders....................................       132,250      *
        F. Grant Saviers......................................       711,420      *
        Robert N. Stephens....................................        49,643      *
        Subramanian Sundaresh.................................       217,600      *
        Phillip E. White......................................        36,250      *
        All current directors and officers as a group (21
          persons)............................................     2,330,608        2.0

---------------

*   Less than 1%

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons and entities named in the table have sole voting and sole investment power with respect to all shares of Common Stock beneficially owned. Amounts shown include the following number of shares, options for which are presently exercisable or will become exercisable within 60 days of May 31, 1997: Mr. Adler, 55,000; Mr. Boucher, 15,000; Mr. Conti, 38,750; Mr. East, 33,750; Mr. Hansen, 160,300; Mr.
    Kazarian, 256,400; Mr. Loarie, 56,250; Mr. Moore, 56,250; Mr. Sanders, 56,250; Mr. Saviers, 614,600; Mr. Stephens, 40,852; Mr. Sundaresh, 182,750;
    Mr. White, 36,250; and all current officers and directors as a group, 1,885,264.

(2) Includes 12,583,940 shares beneficially owned by Fidelity Management & Research Company as a result of its serving as investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940 and serving as investment advisor to certain other funds which are generally offered to limited groups of investors, and 2,061,220 shares beneficially owned by Fidelity Management Trust Company as a result of its serving as trustee or managing agent for various private investment accounts, primarily employee benefit plans, and serving as investment advisor to certain other funds which are generally offered to limited groups of investors. FMR Corp. has sole voting power with respect to 920,610 shares and sole dispositive power with respect to 14,645,160 shares.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 1997, all officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements.

                      DEADLINE FOR RECEIPT OF SHAREHOLDER
                        PROPOSALS -- 1998 ANNUAL MEETING

     Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 1998 Annual Meeting must be received by the Company no later than March 20, 1998, in order that they may be included in the proxy statement and proxy relating to that meeting.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Henry P. Massey, Jr.
                                          Secretary

Dated: July 18, 1997

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER
                                OF ADAPTEC INC.,
                            A DELAWARE CORPORATION,

                                      AND

                                 ADAPTEC INC.,
                            A CALIFORNIA CORPORATION

     THIS AGREEMENT AND PLAN OF MERGER dated as of             , 1997 (the
"Agreement") is between Adaptec, Inc. a Delaware corporation ("Adaptec Delaware"), and Adaptec Inc., a California corporation ("Adaptec California"). Adaptec Delaware and Adaptec California are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

     A. Adaptec Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 401,000,000 shares, $0.001 par value, of which 400,000,000 shares are designated "Common Stock" and 1,000,000 shares are designated "Preferred Stock" of which Two-Hundred Fifty Thousand (250,000) shares are designated as Series A Participating
Preferred. As of             , 1997,           shares of Common Stock were
issued and outstanding, all of which are held by Adaptec California, and no shares of Preferred Stock were issued and outstanding.

     B. Adaptec California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 401,000,000 shares, $0.001 par value, of which 400,000,000 are designated "Common Stock" and 1,000,000 shares are designated "Preferred Stock" of which Two-Hundred Fifty Thousand (250,000) are designated as Series A Participating Preferred Stock. As
of             , 1997,           shares of Common Stock were issued and
outstanding, and no shares of Preferred Stock were issued and outstanding.

     C. The Board of Directors of Adaptec California has determined that, for the purpose of effecting the reincorporation of Adaptec California in the State of Delaware, it is advisable and in the best interests of Adaptec California and its shareholders that Adaptec California merge with and into Adaptec Delaware upon the terms and conditions herein provided.

     D. The respective Boards of Directors of Adaptec Delaware and Adaptec California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective shareholders and executed by the undersigned officers.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Adaptec Delaware and Adaptec California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                       I

                                     MERGER

     1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, Adaptec California shall be merged with and into Adaptec Delaware (the "Merger"), the separate existence of Adaptec California shall cease and Adaptec Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and Adaptec Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be Adaptec, Inc.

     1.2 Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

          (a) This Agreement and the Merger shall have been adopted and approved by the shareholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California General Corporation Law;

          (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

          (c) An executed and acknowledged counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

          (d) An executed counterpart of this Agreement meeting the requirements of the California General Corporation Law shall have been filed with the Secretary of State of the State of California.

     The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

     1.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of Adaptec California shall cease and Adaptec Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Adaptec California's Boards of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Adaptec California in the manner as more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Adaptec California in the same manner as if Adaptec Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

                                       II

                   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 Certificate of Incorporation. The Certificate of Incorporation of Adaptec Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.2 Bylaws. The Bylaws of Adaptec Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.3 Directors and Officers. The directors and officers of Adaptec California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their respective successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                                      III

                         MANNER OF CONVERSION OF STOCK

     3.1 Adaptec California Common Stock. Upon the Effective Date of the Merger, each share of Adaptec California Common Stock, par value $.001, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be changed and converted into and exchanged for one fully paid and nonassessable share of Common

Stock, $.001 par value, of the Surviving Corporation. Each Purchase Right issued or issuable pursuant to the Second Amended and Restated Rights Agreement dated as of December 5, 1996 between Adaptec, Inc. and Chase Mellon Shareholder Services, LLC shall become exercisable for Adaptec Delaware Series A Participating Preferred Stock.

     3.2 Adaptec California Options, Stock Purchase Rights and Convertible Securities. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue any stock option plans and all other employee benefit plans of Adaptec California. As of the date hereof, there are options outstanding under Adaptec California's stock option plans to purchase a total of shares of Common Stock of Adaptec California. As of the date hereof,
there are      other options, purchase rights for or securities convertible into either Common Stock or Preferred Stock of Adaptec California. Each outstanding and unexercised option or other right to purchase Adaptec California Common Stock or security convertible into Adaptec California Common Stock shall become an outstanding and unexercised option or right to purchase the Surviving Corporation's Common Stock or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Adaptec California Common Stock issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Adaptec California option, stock purchase right or convertible security at the Effective Date of the Merger.

     A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights or convertible securities equal to the number of shares of Adaptec California Common Stock so reserved immediately prior to the Effective Date of the Merger.

     3.3 Adaptec Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, $0.001 par value, of Adaptec Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Adaptec Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

     3.4 Certificates. After the Effective Date of the Merger, each outstanding certificate theretofore representing shares of Adaptec California Common Stock shall be deemed for all purposes to represent the same number of whole shares of the Surviving Corporation's Common Stock.

                                       IV

                                    GENERAL

     4.1 Covenants of Adaptec Delaware. Adaptec Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

          (a) Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law;

          (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by Adaptec Delaware of all of the franchise tax liabilities of Adaptec California; and

          (c) Take such other actions as may be required by the California General Corporation Law.

     4.2 Further Assurances. From time to time, as and when required by Adaptec Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Adaptec California such deeds and other instruments, and there shall be taken or caused to be taken by Adaptec Delaware and Adaptec California such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Adaptec Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Adaptec California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Adaptec Delaware are fully authorized in the name and on behalf of Adaptec California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     4.3 Abandonment. At any time before the filing of this Agreement with the Secretary of State of the State of Delaware, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Adaptec California or Adaptec Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of Adaptec California or by the sole stockholder of Adaptec Delaware, or by both.

     4.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement with the Secretaries of State of the States of California and Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series thereof of such Constituent Corporation, or (4) alter or change any of the principal terms of this Agreement.

     4.5 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Center, in the city of Wilmington, County of New Castle, 19801 and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

     4.6 Expenses. Each party to the transactions contemplated by this Agreement shall pay its own expenses, if any, incurred in connection with such transactions.

     4.7 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 500 Yosemite Drive, Milpitas, California 95035 and copies thereof will be furnished to any shareholder of either Constituent Corporation, upon request and without cost.

     4.8 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

     4.9 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of Adaptec Delaware and Adaptec California, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                          ADAPTEC, INC.
                                          a Delaware corporation

                                          By:
                                            ------------------------------------
                                            F. Grant Saviers
                                            President and Chief Executive
                                              Officer

ATTEST:

---------------------------------------------------------
Henry P. Massey, Jr.
Secretary
                                          ADAPTEC, INC.
                                          a California corporation

                                          By:

                                            ------------------------------------
                                            F. Grant Saviers
                                            President and Chief Executive
                                              Officer
ATTEST:

---------------------------------------------------------
Henry P. Massey, Jr.
Secretary

                                                                       EXHIBIT B

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 ADAPTEC, INC.

                                  ARTICLE ONE

     The name of the Corporation is Adaptec, Inc. (the "Corporation").

                                  ARTICLE TWO

     The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, zip code 19801. The name of its registered agent at such address is The Corporation Trust Company.

                                 ARTICLE THREE

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                  ARTICLE FOUR

     Part 1. Authorized Capital Stock. This corporation is authorized to issue two classes of shares of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is 401,000,000 shares consisting of:

          (i) 400,000,000 shares of Common Stock, $.001 per share par value; and

          (ii) 1,000,000 shares of Preferred Stock, $.001 per share par value of which Two-Hundred Fifty Thousand (250,000) shares have been designated Series A Participating Preferred Stock.

     Part 2. Undesignated Preferred Stock. The Board of Directors is hereby authorized, subject to limitations prescribed by the Corporation Law, to provide for the issuance of the shares of undesignated Preferred Stock in one or more series, and by filing a certificate pursuant to the Corporation Law, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

     The authority of the Board of Directors with respect to each series of undesignated Preferred Stock shall include, but not be limited to, determination of the following:

          (i) the number of shares constituting that series and the distinctive designation of that series;

          (ii) the dividend rate on the shares of that series, whether dividends shall be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

          (iii) whether that series shall have voting rights in addition to the voting rights provided by law, and if so, the terms of such voting rights;

          (iv) whether that series shall have conversion privileges, and if so, the terms and conditions of such privileges, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

          (v) whether or not the shares of that series shall be redeemable, and if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption rates;

          (vi) whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and if so, the terms in the amount of such sinking funds;

          (vii) the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

          (viii) any other relative rights, preferences and limitations of that series.

     Unless otherwise provided in the certificate establishing the designation, powers, preferences, and rights of shares of Undesignated Preferred Stock, the number of shares of any series of Undesignated Preferred Stock may be increased (but not above the total number of authorized shares of Undesignated Preferred Stock) or decreased (but not below the number of shares thereof then outstanding) by a certificate pursuant to the Corporation Law. In case the number of shares of any series of Undesignated Preferred Stock shall be decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series of Undesignated Preferred Stock.

     Part 3. Series A Participating Preferred Stock. The Series A Participating Preferred Stock shall have the following designations, power, preferences and relative and other special rights and qualifications, limitations and restrictions:

          (i) Proportional Adjustment. In the event the Corporation shall at any time after the issuance of any share or shares of Series A Participating Preferred Stock (a) declare any dividend on Common Stock of the Corporation ("Common Stock") payable in shares of Common Stock, (b) subdivide the outstanding Common Stock or (c) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Corporation shall simultaneously effect a proportional adjustment to the number of outstanding shares of Series A Participating Preferred Stock.

          (ii) Dividends and Distributions.

             (a) Subject to the prior and superior right of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Participating Preferred Stock with respect to dividends, the holders of shares of Series A Participating Preferred Stock shall be entitled to receive when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of January, April, July and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Participating Preferred Stock.

             (b) The Corporation shall declare a dividend or distribution on the Series A Participating Preferred Stock as provided in paragraph (a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

             (c) Dividends shall begin to accrue on outstanding shares of Series A Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly

        Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

          (iii) Voting Rights. The holders of shares of Series A Participating Preferred Stock shall have the following voting rights:

             (a) Each share of Series A Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation.

             (b) Except as otherwise provided herein or by law, the holders of shares of Series A Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

             (c) Except as required by law, holders of Series A Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

        (iv) Certain Restrictions.

             (a) The Corporation shall not declare any dividend on, make any distribution on, or redeem or purchase or otherwise acquire for consideration any shares of Common Stock after the first issuance of a share or fraction of a share of Series A Participating Preferred Stock unless concurrently therewith it shall declare a dividend on the Series A Participating Preferred Stock as required by Section (ii) hereof.

             (b) Whenever quarterly dividends or other dividends or distributions payable on the Series A Participating Preferred Stock as provided in Section (ii) are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                1. declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock;

                2. declare or pay dividends on, make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with Series A Participating Preferred Stock, except dividends paid ratably on the Series A Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                3. redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Participating Preferred Stock;

                4. purchase or otherwise acquire for consideration any shares of Series A Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Participating

           Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

             (c) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section (iv), purchase or otherwise acquire such shares at such time and in such manner.

          (v) Reacquired Shares. Any shares of Series A Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

          (vi) Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Participating Preferred Stock shall be entitled to receive an aggregate amount per share equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock plus an amount equal to any accrued and unpaid dividends on such shares of Series A Participating Preferred Stock.

          (vii) Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

          (viii) No Redemption. The shares of Series A Participating Preferred Stock shall not be redeemable.

          (ix) Ranking. The Series A Participating Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

          (x) Amendment. The Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preference or special rights of the Series A Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority of the outstanding shares of Series A Participating Preferred Stock, voting separately as a class.

          (xi) Fractional Shares. Series A Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Participating Preferred Stock.

                                  ARTICLE FIVE

     The name and mailing address of the incorporator are as follows:

                                  ARTICLE SIX

     The Corporation is to have perpetual existence.

                                 ARTICLE SEVEN

     The election of directors need not be by written ballot except to the extent provided in the Bylaws.

                                 ARTICLE EIGHT

     The number of directors which constitute the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation.

                                  ARTICLE NINE

     In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation, but the stockholders may make additional Bylaws and may alter or repeal any Bylaw whether adopted by them or otherwise.

                                  ARTICLE TEN

     A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit, and to the extent such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law as the same exists or may hereafter be amended. If the Delaware General Corporation Law is amended after the filing of this Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

     Neither any amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

                                 ARTICLE ELEVEN

     Except as otherwise provided herein, at the election of directors of the Corporation, each holder of Common Stock shall be entitled to one vote for each share held. No stockholder will be permitted to cumulate votes at any election of directors.

                                 ARTICLE TWELVE

     Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the laws of the State of Delaware) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                                ARTICLE THIRTEEN

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

     The undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is his act and deed and that the facts stated herein are true.

Dated:           , 1997

                                                                       EXHIBIT C

                                     BYLAWS

                                       OF

                                 ADAPTEC, INC.

                                   ARTICLE I

                               CORPORATE OFFICES

     1.1  Registered Office

     The registered office of the corporation shall be fixed in the certificate of incorporation of the corporation.

     1.2  Other Offices

     The board of directors may at any time establish other offices at any place or places where the corporation is qualified to do business.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     2.1  Place of Meetings

     Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

     2.2  Annual Meeting

     The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of stockholders shall be held on the fourth Thursday of August in each fiscal year at 9:30 a.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected and any other proper business may be transacted.

     2.3  Special Meeting

     A special meeting of the stockholders may be called at any time by the board of directors, the chairman of the board, the chief executive officer, the president or by one or more stockholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at that meeting.

     If a special meeting is called by any person or persons other than the board of directors, then the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the chief executive officer, the president, the chief operating officer, any corporate vice president or the secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.5 of these bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting, so long as that time is not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, then the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

     2.4  Notice of Stockholders' Meetings

     All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.5 of these bylaws not less than ten (10) (or, if sent by third-class mail pursuant to Section 2.5 of these bylaws, thirty (30)) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting, and (i) in the case of a special meeting, the general nature of the business to be transacted (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, management intends to present for election.

     2.5  Manner of Giving Notice; Affidavit of Notice

     Written notice of any meeting of stockholders shall be given either personally, by first-class mail, by thirdclass mail, but only if the Corporation has outstanding shares held of record by five hundred (500) or more persons, or by telegraphic or other written communication. Notices not personally delivered shall be sent postage prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at such time as it is delivered personally or deposited in the mail or sent by telegram or other means of written communication.

     An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

     2.6  Quorum

     The holders of a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders, except as otherwise provided by statute or by the certificate of incorporation. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

     When a quorum is present at any meeting, the affirmative vote of holders of a the majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws of the State of Delaware or of the certificate of incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question.

     2.7  Adjourned Meeting; Notice

     Any stockholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at that meeting, except as provided in Section 2.6 of these bylaws.

     When any meeting of stockholders, either annual or special, is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than forty-five (45) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 2.4 and 2.5 of these bylaws.

     2.8  Voting

     The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgers and joint owners of stock and to voting trusts and other voting agreements).

     Except as provided in the last paragraph of this Section 2.8, or as may be otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

     On any matter other than the election of directors, any stockholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the stockholder fails to specify the number of shares which the stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares which the stockholder is entitled to vote.

     If a quorum is present, the affirmative vote of the majority of the shares represented and voting at a duly-held meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the stockholders, unless the vote of a greater number, or voting by classes, is required by law or by the certificate of incorporation.

     2.9  Validation of Meeting; Waiver of Notice

     Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

     2.10  Stockholder Action by Written Consent Without a Meeting

     The stockholders of the corporation may not take action by written consent without a meeting but must take any such actions at a duly called annual or special meeting.

     2.11  Record Date for Stockholder Notice; Voting

     For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date.

     If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

     The record date for any other purpose shall be as provided in Section 8.1 of these bylaws.

     2.12  Proxies

     Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by a written proxy, signed by the stockholder and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

     2.13  Inspectors of Election

     Before any meeting of stockholders, the board of directors shall appoint one or more inspectors to act at the meeting and make a written report thereof. The board of directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting.

     Such inspectors shall:

          (a) ascertain the number of shares outstanding and the voting power of each;

          (b) determine the shares represented at a meeting and the validity of proxies and ballots;

          (c) count all votes and ballots;

          (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

          (e) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots.

     The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the inspectors' duties.

     2.14  List of Stockholders Entitled to Vote

     The officer who has charge of the stock ledger of a corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     2.15  Advance Notice of Stockholder Nominations

     Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders by or at the direction of the board of directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this Section. Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than twenty (20) days nor more than sixty (60) days prior to the meeting; provided, however, that in the event less than thirty (30) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice shall set forth (a) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the corporation which are beneficially owned by such person, (iv) any other information relating to such person that is required by law to be disclosed in solicitations of proxies for election of directors, and (v) such person's written consent to being named as a nominee and to serving as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address, as they appear on the corporation's books, of such stockholder, (ii) the class and number of shares of the corporation which are beneficially owned by such stockholder, and (iii) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) relating to the nomination. At the request of the board of directors any person nominated by the board of directors for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section. The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws, and if he should so determine, he shall so declare at the meeting and the defective nomination shall be disregarded.

     2.16  Advance Notice of Stockholder Business

     At the annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (a) as specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a stockholder. Business to be brought before the meeting by a stockholder shall not be considered properly brought if the stockholder has not given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive officers of the corporation not less than twenty (20) nor more than sixty (60) days prior to the meeting; provided, however, that in the event that less than thirty (30) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of the corporation, which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business, and (v) any other information that is required by law to be provided by the stockholder in his capacity as proponent of a stockholder proposal. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section. The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section, and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

                                  ARTICLE III

                                   DIRECTORS

     3.1  Powers

     Subject to the provisions of the General Corporation Law of Delaware and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by

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

the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

     3.2  Number of Directors

     The authorized number of directors shall be eight (8). This number may be changed by a duly adopted amendment to the certificate of incorporation or by an amendment to this bylaw adopted by the vote or written consent of the holders of a majority of the stock issued and outstanding and entitled to vote or by resolution of a majority of the board of directors.

     No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

     3.3  Election, Qualification and Term of Office of Directors

     Except as provided in Section 3.4 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws, wherein other qualifications for directors may be prescribed. Each director, including a director elected to fill a vacancy, shall hold office until his successor is elected and qualified or until his earlier resignation or removal.

     Elections of directors need not be by written ballot.

     3.4  Resignation and Vacancies

     Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

     Vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; provided, a vacancy created by the removal of a director by the vote of the stockholders or by court order may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum). Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

     A vacancy or vacancies in the board of directors shall be deemed to exist in the event of the death, resignation or removal of any director, or if the board of directors by resolution declares vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of directors is increased, or if the stockholders fail, at any meeting of stockholders at which any director of directors are elected, to elect the number of directors to be elected at that meeting.

     The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.

     If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

     If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

     3.5  Place of Meetings; Meetings by Telephone

     Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

     Any meeting of the board, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such directors shall be deemed to be present in person at the meeting.

     3.6  First Meetings

     The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

     3.7  Regular Meetings

     Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

     3.8  Special Meetings; Notice

     Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the chief executive officer, the president, the chief operating officer or any two (2) directors.

     Notice of the date, time and place of special meetings shall be delivered personally, by telephone, facsimile, telegram, electronic mail or other comparable communication equipment to each director or sent by first-class mail, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone, facsimile, telegram, electronic mail or other comparable communication equipment, it shall be delivered at least twelve (12) hours before the time of the holding of the meeting. Any notice given personally or by telephone, facsimile, telegram, electronic mail or other comparable communication equipment may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

     3.9  Quorum

     A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.11 of these bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the certificate of incorporation and applicable law.

     A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

     3.10  Waiver of Notice

     Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

     3.11  Adjournment

     A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

     3.12  Notice of Adjournment

     Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of the time and place shall be given before the time of the adjourned meeting, in the manner specified in Section 3.8 of these bylaws, to the directors who were not present at the time of the adjournment.

     3.13  Board Action by Written Consent Without a Meeting

     Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, shall individually or collectively consent thereto in writing. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the board.

     3.14  Fees and Compensation of Directors

     Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.14 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

     3.15  Approval of Loans to Officers

     The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in this section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

     3.16  Removal of Directors

     Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

     No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

                                   ARTICLE IV

                                   COMMITTEES

     4.1  Committees of Directors

     The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of two (2) or more directors, to serve at the pleasure of the board. The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with respect to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution, or (v) adopt a certificate of ownership and merger pursuant to
Section 253 of the General Corporation Law of Delaware.

     4.2  Committee Minutes

     Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

     4.3  Meetings and Action of Committees

     Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Section 3.5 (place of meetings and meetings by telephone), Section 3.7 (regular meetings),
Section 3.8 (special meetings and notice), Section 3.9 (quorum), Section 3.10 (waiver of notice), Section 3.11 (adjournment), Section 3.12 (notice of adjournment), and Section 3.13 (action without a meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may also be called by resolution of the board of directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

                                   ARTICLE V

                                    OFFICERS

     5.1  Officers

     The officers of the corporation shall be a president, a secretary, and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, a chief executive officer, a chief operating officer, a treasurer, one or more corporate vice presidents, one or more assistant secretaries, one or more assistant treasurers, and any such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

     In addition to the officers of the corporation described above, there may also be such administrative vice presidents of the corporation as may be designated and appointed from time to time by the chief executive officer of the corporation in accordance with the provisions of Section 5.14 of these bylaws.

     5.2  Election of Officers

     The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these bylaws, shall be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment.

     5.3  Subordinate Officers

     The board of directors may appoint, or empower the president to appoint, such other officers and agents as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

     5.4  Removal and Resignation of Officers

     Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

     Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

     5.5  Vacancies in Offices

     A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

     5.6  Chairman of the Board

     The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. If there is no chief executive officer, then the chairman of the board shall also have the powers and duties prescribed in Section 5.7 of these bylaws.

     5.7  Chief Executive Officer

     Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the chief executive officer of the corporation shall, subject to the control of the board of directors, have general supervision, direction, and control of the business and the officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence of the chairman of the board, or if there be none, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

     5.8  President

     The president of the corporation shall have such powers and perform such duties as prescribed by the board of directors or these bylaws. In the absence or disability of the chief executive officer or if there be no such officer, then the president shall have the same powers and be subject to the same restrictions set forth in Section 5.7.

     5.9  Chief Operating Officer

     The chief operating officer shall have such powers and perform such duties as prescribed by the board of directors or these bylaws. In the absence or disability of the chief executive officer, if there be such an officer, the president and the chairman of the board, the chief operating officer shall perform the duties of chief executive officer and president, and when so acting shall have all the powers, and be subject to all the restrictions set forth in
Section 5.7.

     5.10  Corporate Vice Presidents

     In the absence or disability of the chief executive officer, if there be such an officer, the president, the chairman of the board and the chief operating officer, if there be such an officer, the corporate vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a corporate vice president designated by the board of directors, shall perform all the duties of the chief executive officer and president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the chief executive officer and president. The corporate vice presidents shall also have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or these bylaws.

     5.11  Secretary

     The secretary shall keep or cause to be kept, at the principal executive office of the corporation, or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders, with the time and place of holding, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

     The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

     The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required by these bylaws or by law to be given, and he shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

     5.12  Chief Financial Officer

     The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

     The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

     5.13  Treasurer

     In the absence or disability of the chief financial officer, the treasurer shall perform all the duties of the chief financial officer and when so acting shall have all the powers of, and be subject to all the restrictions upon, the chief financial officer. The treasurer shall have such other powers and perform such other duties as from time to time may be prescribed respectively by the board of directors or these bylaws.

     5.14  Administrative Vice Presidents

     In addition to the corporate vice presidents of the corporation as provided in Section 5.10 of these bylaws and such subordinate officers as may be appointed in accordance with section 5.3 of these bylaws, there may also be such administrative vice presidents of the corporation as may be designated and appointed from time to time by the chief executive officer of the corporation. Administrative vice presidents shall perform such duties and have such powers as from time to time may be determined by the chief executive officer or the board of directors in order to assist the officers of the corporation in the furtherance of their duties. In the performance of such duties and the exercise of such powers, however, such administrative vice presidents shall have limited authority to act on behalf of the corporation as the board of directors shall establish, including but not limited to limitations on the dollar amount and on the scope of the agreements or commitments that may be made by such administrative vice presidents on behalf of the corporation, which limitations may not be exceeded by such individuals or altered by the chief executive officer without further approval by the board of directors.

     5.15  Authority and Duties of Officers

     In addition to the foregoing authority and duties, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors or the stockholders.

                                   ARTICLE VI

                                   INDEMNITY

     6.1  Indemnification of Directors and Officers

     The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     The corporation shall be required to indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the board of Directors of the corporation.

     Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

     6.2  Indemnification of Others

     The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation,
(ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     6.3  Payment of Expenses in Advance

     The corporation shall pay the expenses (including attorney's fees) incurred by a director or officer of the corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this
Section 6.1 in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director or officer is not entitled to be indemnified under this Section 6.1 or otherwise.

     6.4  Indemnity Not Exclusive

     The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation's Certificate of Incorporation, these bylaws, agreement, vote of the stockholders or disinterested directors or otherwise.

     6.5  Insurance Indemnification

     The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

                                  ARTICLE VII

                              RECORDS AND REPORTS

     7.1  Maintenance and Inspection of Records

     The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder.

     Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger and a list of its stockholders and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

     The officer who has charge of the stock ledger of a corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     The record of stockholders shall also be open to inspection on the written demand of any stockholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to the holder's interests as a stockholder or as the holder of a voting trust certificate.

     Any inspection and copying under this Section 7.1 may be made in person or by an agent or attorney of the stockholder or holder of a voting trust certificate making the demand.

     7.2  Maintenance and Inspection of Bylaws

     The corporation shall keep at its principal executive office, or if its principal executive office is not in the State of California, at its principal business office in such state, the original or a copy of these bylaws as amended to date, which bylaws shall be subject to inspection by the stockholders at all reasonable times during office hours. If the principal executive office of the corporation is outside the State of California and the corporation has no principal business office in such state, the secretary shall, upon the written request of any stockholder, furnish to that stockholder a copy of these bylaws as amended to date.

     7.3  Maintenance and Inspection of Other Corporate Records

     The accounting books and records, and the minutes of proceedings of the stockholders and the board of directors and any committee or committees of the board of directors, shall be kept at such place or places designated by the board of directors or, in absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

     The minutes and accounting books and records shall be open to inspection upon the written demand of any stockholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder's interests as a stockholder or as the holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney, and shall include the right to copy and make extracts. Such rights of inspection shall extend to the records of each subsidiary corporation of the corporation.

     7.4  Inspection by Directors

     Every director shall have the absolute right at any reasonable time to inspect all books, records and documents of every kind and the physical properties of the corporation and each of its subsidiary corporations. Such inspection by a director may be made in person or by an agent or attorney, and the right of inspection includes the right to copy and make extracts of documents.

     The corporation shall also, on the written request of any stockholder, mail to the stockholder a copy of the last annual, semi-annual or quarterly income statement which it has prepared, and a balance sheet as of the end of that period.

     The quarterly income statements and balance sheets referred to in this section shall be accompanied by the report, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that the financial statements were prepared without audit from the books and records of the corporation.

     7.5  Representation of Shares of Other Corporations

     The chairman of the board, the chief executive officer, the president, the chief operating officer, any corporate vice president, the treasurer, the secretary or the chief financial officer of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

                                  ARTICLE VIII

                                GENERAL MATTERS

     8.1  Record Date for Purposes Other Than Notice and Voting

     For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided by law.

     If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution, or the sixtieth (60th) day before the date of that action, whichever is later.

     8.2  Checks

     From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

     8.3  Execution of Corporate Contracts and Instruments

     The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     8.4  Stock Certificates; Partly Paid Shares

     The shares of a corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the chief financial officer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

     The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

     8.5  Special Designation on Certificates

     If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     8.6  Lost Certificates

     Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and canceled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

     8.7  Construction; Definitions

     Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

     8.8  Dividends

     The directors of the corporation, subject to any restrictions contained in the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock pursuant to the General Corporation Law of Delaware. Dividends may be paid in cash, in property, or in shares of the corporation's capital stock.

     The directors of the corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

     8.9  Fiscal Year

     The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

     8.10  Transfer of Stock

     Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

     8.11  Stock Transfer Agreements

     The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

     8.12  Registered Stockholders

     The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE IX

                              EMERGENCY PROVISIONS

     9.1  General

     The provisions of this Article shall be operative only during a national emergency declared by the President of the United States or the person performing the President's functions, or in the event of a nuclear, atomic, or other attack on the United States or a disaster making it impossible or impracticable for the corporation to conduct its business without recourse to the provisions of this Article. The provisions of this Article in that event shall override all other Bylaws of the corporation in conflict with any provisions of this Article, and shall remain operative so long as it remains impossible or impracticable to continue the business of the corporation otherwise, but thereafter shall be inoperative; provided that all actions taken in good faith pursuant to such provisions shall thereafter remain in full force and effect unless and until revoked by action taken pursuant to the provisions of the bylaws other than those contained in this Article.

     9.2  Unavailable Directors

     All directors of the corporation who are not available to perform their duties as directors by reason of physical or mental incapacity or for any other reason or who are unwilling to perform their duties or whose whereabouts are unknown shall automatically cease to be directors, with like effect as if they had resigned as directors, so long as such unavailability continues.

     9.3  Authorized Number of Directors

     The authorized number of directors shall be the number of directors remaining after eliminating those who have ceased to be directors pursuant to
Section 9.2 of these bylaws, or the minimum number required by law, whichever number is greater.

     9.4  Quorum

     The number of directors necessary to constitute a quorum shall be one-third of the authorized number of directors as specified in Section 9.3 of these bylaws, or such other minimum number as, pursuant to the law or lawful decree then in force, it is possible for the bylaws of a corporation to specify.

     9.5  Creation of Emergency Committee

     If the number of directors remaining after eliminating those who have ceased to be directors pursuant to Section 9.2 of these bylaws is less than the minimum number of authorized directors required by law, then until the appointment of additional directors to make up such required minimum, all the powers and authority which the board of directors could by law delegate, including all powers and authority which the board of directors could delegate to a committee, shall be automatically vested in an emergency committee, and the emergency committee shall thereafter manage the affairs of the corporation pursuant to such powers and authority and shall have all such other powers and authority as law or lawful decree may confer on any person or body of persons during a period of emergency.

     9.6  Constitution of Emergency Committee

     The emergency committee shall consist of all the directors remaining after eliminating those who have ceased to be directors pursuant to Section 9.2 of these bylaws, provided that those remaining directors are not less than three in number. If the remaining directors number less than three, the emergency committee shall consist of three persons, who shall be the remaining director or directors and either one or two officers or employees of the corporation, as the remaining director or directors may in writing designate. If there is no remaining director, the emergency committee shall consist of the three most senior officers of the corporation who are available to serve, and if and to the extent that officers are not available, the most senior employees of the corporation. Seniority shall be determined in accordance with any designation of seniority in the minutes of the proceedings of the board of directors, and in the absence of such designation, shall be determined by rate of remuneration. If there are no remaining directors and no officers or employees of the corporation available, the emergency committee shall consist of three persons designated in writing by the stockholder owning the largest number of shares of record as of the date of the last record date.

9.7  Powers of Emergency Committee

     The emergency committee, once appointed, shall govern its own procedures and shall have power to increase the number of members thereof beyond the original number, and if a vacancy or vacancies therein arises at any time, the remaining member or members of the emergency committee shall have the power to fill such vacancy or vacancies. If, at any time after its appointment, all members of the emergency committee shall die or resign or become unavailable to act for any reason whatsoever, a new emergency committee shall be appointed in accordance with the foregoing provisions of this Article.

9.8  Directors Becoming Available

     Any person who has ceased to be a director pursuant to the provisions of
Section 9.2 of these bylaws and who thereafter becomes available to serve as a director shall automatically become a member of the emergency committee.

9.9  Election of Board of Directors

     The emergency committee shall, as soon after its appointment as is practicable, take all requisite action to secure the election of a board of directors, and, upon such election, all the powers and authorities of the emergency committee shall cease.

9.10  Termination of Emergency Committee

     If after the appointment of an emergency committee, a sufficient number of persons who ceased to be directors pursuant to Section 9.2 of these bylaws become available to serve as directors, so that if they had not ceased to be directors as aforesaid, there would be enough directors to constitute the minimum number of directors required by law, then all such persons shall automatically be deemed to be reappointed as directors and the powers and authorities of the emergency committee shall be at an end.

                                   ARTICLE X

                                   AMENDMENTS

     The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

                                   ARTICLE XI

                                  DISSOLUTION

     If it should be deemed advisable in the judgment of the board of directors of the corporation that the corporation should be dissolved, the board, after the adoption of a resolution to that effect by a majority of the whole board at any meeting called for that purpose, shall cause notice to be mailed to each stockholder entitled to vote thereon of the adoption of the resolution and of a meeting of stockholders to take action upon the resolution.

     At the meeting a vote shall be taken for and against the proposed dissolution. If a majority of the outstanding stock of the corporation entitled to vote thereon votes for the proposed dissolution, then a certificate stating that the dissolution has been authorized in accordance with the provisions of
Section 275 of the General Corporation Law of Delaware and setting forth the names and residences of the directors and officers shall be executed, acknowledged, and filed and shall become effective in accordance with Section 103 of the General Corporation Law of Delaware. Upon such certificate's becoming effective in accordance with Section 103 of the General Corporation Law of Delaware, the corporation shall be dissolved.

     Whenever all the stockholders entitled to vote on a dissolution consent in writing, either in person or by duly authorized attorney, to a dissolution, no meeting of directors or stockholders shall be necessary. The consent shall be filed and shall become effective in accordance with Section 103 of the General Corporation Law of Delaware. Upon such consent's becoming effective in accordance with Section 103 of the General Corporation Law of Delaware, the corporation shall be dissolved. If the consent is signed by an attorney, then the original power of attorney or a photocopy thereof shall be attached to and filed with the consent. The consent filed with the Secretary of State shall have attached to it the affidavit of the secretary or some other officer of the corporation stating that the consent has been signed by or on behalf of all the stockholders entitled to vote on a dissolution; in addition, there shall be attached to the consent a certification by the secretary or some other officer of the corporation setting forth the names and residences of the directors and officers of the corporation.

                                  ARTICLE XII

                                   CUSTODIAN

     12.1  Appointment of a Custodian in Certain Cases

     The Court of Chancery, upon application of any stockholder, may appoint one or more persons to be custodians and, if the corporation is insolvent, to be receivers, of and for the corporation when:

          (i) at any meeting held for the election of directors the stockholders are so divided that they have failed to elect successors to directors whose terms have expired or would have expired upon qualification of their successors; or

          (ii) the business of the corporation is suffering or is threatened with irreparable injury because the directors are so divided respecting the management of the affairs of the corporation that the required vote for action by the board of directors cannot be obtained and the stockholders are unable to terminate this division; or

          (iii) the corporation has abandoned its business and has failed within a reasonable time to take steps to dissolve, liquidate or distribute its assets.

     12.2  Duties of Custodian

     The custodian shall have all the powers and title of a receiver appointed under Section 291 of the General Corporation Law of Delaware, but the authority of the custodian shall be to continue the business of the corporation and not to liquidate its affairs and distribute its assets, except when the Court of Chancery otherwise orders and except in cases arising under Sections 226(a)(3) or 352(a)(2) of the General Corporation Law of Delaware.

                                                                       EXHIBIT D

                                 ADAPTEC, INC.

                           INDEMNIFICATION AGREEMENT

     This Indemnification Agreement ("Agreement") is effective as of this
day of           , 19  , by and between Adaptec, Inc., a Delaware corporation
(the "Company" or "Adaptec"), and ("Indemnitee").

     WHEREAS, the Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for its directors, officers, employees, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

     WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited;

     WHEREAS, Indemnitee does not regard the current protection available as adequate under the present circumstances, and the Indemnitee and other directors, officers, employees, agents and fiduciaries of the Company may not be willing to continue to serve in such capacities without additional protection;

     WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and, in part, in order to induce Indemnitee to continue to provide services to the Company, wishes to provide for the indemnification and advancing of expenses to Indemnitee to the maximum extent permitted by law; and

     WHEREAS, in view of the considerations set forth above, the Company desires that effective upon consummation of the Merger, Indemnitee shall be indemnified by the Company as set forth herein.

     NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

     1. >INDEMNIFICATION.

          (a) Indemnification of Expenses. The Company shall indemnify Indemnitee to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other (hereinafter a "Claim") by reason of (or arising in part out of) any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity (hereinafter an "Indemnifiable Event") against any and all expenses (including attorneys' fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of such Claim and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement (collectively, hereinafter "Expenses"), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses. Such payment of Expenses shall be made by the Company as soon as practicable but in any event no later than five (5) days after written demand by Indemnitee therefor is presented to the Company.

          (b) Reviewing Party. Notwithstanding the foregoing, (i) the obligations of the Company under Section 1(a) shall be subject to the condition that the Reviewing Party (as described in Sec-tion 10(f) hereof) shall not have determined (in a written opinion, in any case in which the Independent Legal Counsel referred to in Section 1(c) hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an advance payment of Expenses to Indemnitee pursuant to Section 2(a) (an "Expense Advance") shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Company for any Expense Advance shall be unsecured and no interest shall be charged thereon. If there has not been a Change in Control (as defined in Section 10(c) hereof), the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), the Reviewing Party shall be the Independent Legal Counsel referred to in Section 1(c) hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

          (c) Change in Control. The Company agrees that if there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control) then with respect to all matters thereafter arising concerning the rights of Indemnitee to payments of Expenses and Expense Advances under this Agreement or any other agreement or under the Company's Certificate of Incorporation or Bylaws as now or hereafter in effect, Independent Legal Counsel (as defined in Section 10(d) hereof) shall be selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

          (d) Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement other than Section 9 hereof, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit, proceeding, inquiry or investigation referred to in Section (1)(a) hereof or in the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

     2. EXPENSES; INDEMNIFICATION PROCEDURE.

          (a) Advancement of Expenses. The Company shall advance all Expenses incurred by Indemnitee. The advances to be made hereunder shall be paid by the Company to Indemnitee as soon as practicable but in any event no later than five (5) days after written demand by Indemnitee therefor to the Company.

          (b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

          (c) No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere,or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by the Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

          (d) Notice to Insurers. If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section 2(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.

          (e) Selection of Counsel. In the event the Company shall be obligated hereunder to pay the Expenses of any Claim the Company, if appropriate, shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Claim; provided that, (i) Indemnitee shall have the right to employ Indemnitee's counsel in any such Claim at Indemnitee's expense and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

     3. ADDITIONAL INDEMNIFICATION RIGHTS; NONEXCLUSIVITY.

          (a) Scope. The Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in Section 8(a) hereof.

          (b) Nonexclusivity. The indemnification provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested directors, the General Corporation Law of the State of Delaware, or otherwise. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity.

     4. NO DUPLICATION OF PAYMENTS. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, Certificate of Incorporation, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.

     5. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

     6. MUTUAL ACKNOWLEDGEMENT. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

     7. LIABILITY INSURANCE. To the extent the Company maintains liability insurance applicable to directors, officers, employees, agents or fiduciaries, Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, agents or fiduciaries, if Indemnitee is not an officer or director but is a key employee, agent or fiduciary.

     8. EXCEPTIONS. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

          (a) Excluded Action or Omissions. To indemnify Indemnitee for acts, omissions or transactions from which Indemnitee may not be relieved of liability under applicable law.

          (b) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's Certificate of Incorporation or Bylaws now or hereafter in effect relating to Claims for Indemnifiable Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under Section 145 of the Delaware General Corporation Law, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

          (c) Lack of Good Faith. To indemnify Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

          (d) Claims Under Section 16(b). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

     9. PERIOD OF LIMITATIONS. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

     10. CONSTRUCTION OF CERTAIN PHRASES.

          (a) For purposes of this Agreement, references to the "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

          (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

          (c) For purposes of this Agreement a "Change in Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than 20% of the total voting power represented by the Company's then outstanding Voting Securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all of substantially all of the Company's assets.

          (d) For purposes of this Agreement, "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 1(c) hereof, who shall not have otherwise performed services for the Company or Indemnitee within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

          (e) For purposes of this Agreement, a "Reviewing Party" shall mean any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board of Directors who is not a party to the particular Claim for which Indemnitee is seeking indemnification, or Independent Legal Counsel.

          (f) For purposes of this Agreement, "Voting Securities" shall mean any securities of the Company that vote generally in the election of directors.

     11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

     12. BINDING EFFECT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a [director/officer] of the Company or of any other enterprise at the Company's request.

     13. ATTORNEYS' FEES. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee with respect to such action, regardless of whether Indemnitee is ultimately successful in such action, and shall be entitled to the advancement of Expenses with respect to such action, unless as a part of such action a court of competent jurisdiction over such action determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee in defense of such action (including costs and expenses incurred with respect to Indemnitee's counterclaims and crossclaims made in such action), and shall be entitled to the advancement Expenses with respect to such action, unless as a part of such action a court having jurisdiction over such action determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

     14. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and signed for by the party addressed, on the date of such delivery, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

     15. CONSENT TO JURISDICTION. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the Court of Chancery of the State of Delaware in and for New Castle County, which shall be the exclusive and only proper forum for adjudicating such a claim.

     16. SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     17. CHOICE OF LAW. This Agreement shall be governed by and its provisions construed and enforced in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents, entered into and to be performed entirely within the State of Delaware, without regard to the conflict of laws principles thereof.

     18. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

     19. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     20. INTEGRATION AND ENTIRE AGREEMENT. This Agreement sets forth the entire understanding between the parties hereto and supercedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

     21. NO CONSTRUCTION AS EMPLOYMENT AGREEMENT. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                          ADAPTEC, INC.

                                          By:
                                          --------------------------------------
                                          Title:
                                          --------------------------------------
                                          Address:
                                          --------------------------------------

                                          --------------------------------------

AGREED TO AND ACCEPTED

INDEMNITEE:

------------------------------------------------
(Signature)

------------------------------------------------
(Name of Indemnitee)

------------------------------------------------

------------------------------------------------
(Address)

                                                                PRELIMINARY COPY



           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                  ADAPTEC, INC.
           -----------------------------------------------------------

                                  ADAPTEC, INC.
                  PROXY FOR 1997 ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 21, 1997

The undersigned shareholder(s) of Adaptec, Inc., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated July 18, 1997, and hereby appoints F. Grant Saviers and Paul G. Hansen, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Shareholders of Adaptec, Inc. to be held on August 21, 1997 at 9:30 a.m., local time, at the offices of the Company located at 500 Yosemite Drive, Milpitas, California, 95035 and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present on any of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.



     1.       Election of  Directors to serve one year terms.


     [ ] FOR all the nominees listed        [ ]  WITHHOLD authority to vote for
         below (except as indicated).            all nominees listed below.

         IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

   Laurence B. Boucher  Carl J. Conti       John East         Robert J. Loarie
   B.J. Moore           W. Ferrell Sanders  F. Grant Saviers  Phillip E. White

         2. To approve a change in the state of incorporation of the Company from the State of California to the State of Delaware by means of a merger of the Company with and into a wholly-owned Delaware subsidiary.


                        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

         3. To approve the form of indemnification agreement to be entered into between the Company and its directors and officers when the change in the Company's state of incorporation occurs.

                        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

         4. To ratify and approve the appointment of Price Waterhouse LLP as the independent public accountants of the Company for the fiscal year ending March 31, 1998.

                        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

         5. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE PERSONS AND PROPOSALS, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE.


                                            Dated ______________________, 1997

                                            Signature: _______________________

                                            Signature: _______________________


                                            I plan to attend the meeting:  [ ]


(This proxy should be marked, dated and signed by each shareholder exactly as such shareholder's name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property, both holders should sign.)

   TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND
             DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.